                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                               Salant Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                 [SALANT LOGO]

                              TO OUR STOCKHOLDERS

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Salant Corporation on Tuesday, May 9, 2000, 10:00 a.m., at the Company's offices, 1114 Avenue of the Americas, 36th Floor, New York, New York.

     The information enclosed includes the formal notice of the meeting and the Proxy Statement. The Proxy Statement describes the agenda and procedures for the meeting as well as specific agenda items. The operations of Salant Corporation may also be discussed. We welcome your comments and hope you will attend the meeting.

     Whether or not you plan to attend in person, it is important that your shares be represented at the Annual Meeting. The Board of Directors recommends that stockholders vote FOR each of the matters described in the Proxy Statement to be presented at the Annual Meeting.

     PLEASE DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

     Thank you.

                                          Sincerely,

                                          /s/ Michael J. Setola
                                          Michael J. Setola
                                          Chairman of the Board and
                                          Chief Executive Officer

April 13, 2000

                               SALANT CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 9, 2000
                            ------------------------

To the Stockholders of Salant Corporation:

     The Annual Meeting of Stockholders of Salant Corporation ("Salant" or the "Company") will be held at the Company's offices, 1114 Avenue of the Americas, 36th Floor, New York, New York on Tuesday, May 9, 2000, at 10:00 a.m., New York City time, for the following purposes:

          (1) Electing ONE (1) director for a term ending at the 2003 Annual Meeting of Stockholders;

          (2) Approving the Salant Corporation 1999 Stock Award and Incentive Plan;

          (3) Ratifying the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal years ending December 30, 2000 and December 29, 2001; and

          (4) Transacting such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

     The close of business on April 5, 2000 has been fixed as the record date for the determination of the stockholders entitled to vote at the Annual Meeting or any postponements or adjournments thereof.

     Stockholders, whether or not they expect to attend the Annual Meeting personally, are requested to complete, date, sign and return the enclosed proxy in the accompanying envelope which requires no postage. Stockholders may revoke their proxy at any time before it is voted by filing with the Secretary of Salant a written revocation or a proxy bearing a later date, or by attending and voting at the Annual Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Louis Matielli
                                          Louis Mattielli
                                          Secretary

New York, New York
April 13, 2000

                               SALANT CORPORATION
                          1114 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036

                            ------------------------

                                PROXY STATEMENT
                                 APRIL 13, 2000

                            ------------------------

                              GENERAL INFORMATION

     This Proxy Statement is furnished to holders of common stock, par value $1.00 per share (the "Common Stock"), of Salant Corporation (the "Company" or "Salant") in connection with the solicitation by the Board of Directors of the Company (the "Board") of proxies to be voted at the Annual Meeting of Stockholders to be held on Tuesday, May 9, 2000 (the "Annual Meeting"), or any postponements or adjournments thereof. The cost of this solicitation will be borne by the Company. In addition to solicitation of proxies by mail, some of the officers, directors, and/or regular employees of the Company, none of whom will receive additional compensation therefor, may solicit proxies by telephone, telegraph, facsimile or in person. Proxies may also be solicited by ChaseMellon Shareholder Services at a cost of approximately $3,200 plus out-of-pocket expenses. The Company will, upon request, reimburse banks and brokers for their reasonable out-of-pocket expenses incurred in forwarding proxy material to their principals. The Company's principal executive offices are located at 1114 Avenue of the Americas, New York, New York 10036, and its telephone number is (212) 221-7500. The mailing of this Proxy Statement to stockholders of the Company will commence on or about April 13, 2000.

     Each share of Common Stock is entitled to one vote on all matters to be voted upon at the Annual Meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting constitutes a quorum for the transaction of business. On matters brought before the Annual Meeting as to which a choice has been specified by stockholders on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted (i) FOR the election of the ONE nominee for director listed in this Proxy Statement, (ii) FOR the approval of the Salant Corporation 1999 Stock Award and Incentive Plan (the "Stock Award and Incentive Plan"), which, among other things, provides for the issuance of stock options, stock appreciation rights and restricted stock to the directors and certain employees of the Company, and (iii) FOR the ratification of the appointment of Deloitte & Touche LLP as independent auditors for the Company for its fiscal years ending December 30, 2000 and December 29, 2001. The director listed in this Proxy Statement will be elected by a majority of the votes of the shares present in person or represented by proxy at the Annual Meeting. The Stock Award and Incentive Plan and the ratification of the appointment of Deloitte & Touche LLP will be approved by the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting. Other business, if any, brought before the Annual Meeting shall be voted FOR or AGAINST by the persons designated to vote the proxies as they, in their discretion, determine. In connection with the election of the director, abstentions and broker non-votes will have no effect since the director will be elected by a majority of the votes cast at the Annual Meeting. In connection with the proposals relating to the Stock Award and Incentive Plan and the ratification of the appointment of Deloitte & Touche LLP, abstentions will have the effect of votes against these proposals and broker non-votes will have no effect since these votes will not be considered for this purpose as shares of Common Stock represented at the Annual Meeting.

     A stockholder may revoke a proxy by delivering notice in writing, or a later dated proxy, to the Secretary of the Company, in either case, at any time before it is voted. Execution of a proxy will not in any way affect a stockholder's right to attend the Annual Meeting and vote in person. Stockholders who wish to vote in person at the Annual Meeting despite execution of a proxy should contact the Secretary of the Company.

     Only stockholders of record on April 5, 2000 are entitled to vote at the Annual Meeting. At that date, the Company had outstanding and entitled to vote 9,901,140 shares of Common Stock held by 975 stockholders of record. For information regarding the current ownership of Common Stock by the Company's principal stockholders and management, see "Security Ownership of Principal Stockholders" and "Security Ownership of Management" herein.

     A copy of the Annual Report to Stockholders for the fiscal year ended January 1, 2000 (the "1999 fiscal year") accompanies this Proxy Statement.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     Salant's Board of Directors consists of five (5) members, divided into three classes, the first class consisting of one member, the second class consisting of two members and the third class consisting of two members. The term of office of the first class ("Class One") elected at this Annual Meeting will expire at the 2003 Annual Meeting; the term of the second class ("Class Two") expires at the 2001 Annual Meeting; and the term of the third class ("Class Three") expires at the 2002 Annual Meeting.

     The names, principal occupations (currently and for at least the preceding five years) and other information concerning the nominee proposed for election to the Board and continuing directors are presented below. The nominee for the office of director is currently a director of Salant and has served continuously since the year indicated. Proxies will be voted for such nominee, unless marked to the contrary.

     Salant believes that the nominee will serve as a director, but should the nominee be unable to serve as a director or withdraw from nomination, proxies will be voted for the election of such substitute nominee as the Board may propose.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF TALTON R. EMBRY AS A CLASS ONE DIRECTOR FOR THE TERM ENDING AT THE 2003 ANNUAL MEETING OF STOCKHOLDERS. PROXIES WILL BE VOTED FOR THE ELECTION OF TALTON R. EMBRY UNLESS OTHERWISE SPECIFIED IN THE PROXY.

NOMINEE FOR CLASS ONE DIRECTOR FOR THE TERM ENDING AT THE 2003 ANNUAL MEETING OF STOCKHOLDERS

     Talton R. Embry, age 53, is currently the Chairman and Chief Investment Officer of Magten Asset Management Corp. ("Magten"). He has been with Magten since 1978. Mr. Embry is also a director of Anacomp, Inc., BDK Holdings, Inc. and Imperial Parking Corporation. Mr. Embry became a director of the Company effective May 11, 1999.

CONTINUING DIRECTORS

     Michael J. Setola, age 41, a Class Three director, was elected Chief Executive Officer and Chairman of the Board of the Company on December 29, 1998. Prior to that time, Mr. Setola was President of Salant's Perry Ellis Division since January 1994 and President of Salant's Children's Division from October 1991 to January 1994.

     G. Raymond Empson, age 62, a Class Two director, is currently the President of Keep America Beautiful, Inc., a non-profit, public education organization dedicated to the enhancement of American communities through beautification, litter prevention, recycling and neighborhood improvement programs. Prior to that, from 1994 to early 1997, Mr. Empson was an independent business consultant to institutional investors, boards of directors and corporate management with respect to strategic and operational issues. From 1991 to 1994, he was President and Chief Executive Officer of Collection Clothing Corp. Prior to that, until 1990, Mr. Empson was President and Chief Executive Officer of Gerber Childrenswear, Inc. From 1976 to 1986, he was Executive Vice President of Buster Brown Apparel, Inc. Mr. Empson became a director of the Company effective May 11, 1999.

     Ben Evans, age 70, a Class Two director, joined S.D. Leidesdorf & Company, a predecessor firm to Ernst & Young, in 1954 as a junior accountant. He became a partner at that firm in 1968. From 1978 through 1989, Mr. Evans was a member of the corporate financial service group of Ernst & Whinney, also a predecessor firm to Ernst & Young, concentrating on bankruptcy assignments generally on behalf of unsecured creditors' committees, with special emphasis in the apparel, retailing, food, drug, and pharmaceutical industries. From 1989 to 1999, Mr. Evans was a consultant for Ernst & Young in its corporate financial services group continuing his work in the bankruptcy area. He retired in 1999. Mr. Evans became a director of the Company effective May 11, 1999.

     Rose Peabody Lynch, age 50, a Class Three director, is currently the President of Marketing Strategies, LLC, a marketing strategy consulting firm based in New York City. From 1996 to 1999 Ms. Lynch was an independent consultant and in 1999 founded Marketing Strategies, LLC. From 1993 to 1996 Ms. Lynch was the Vice President and General Merchandise Manager of Victoria's Secret Bath and Fragrance in Columbus, Ohio. Prior to that, Ms. Lynch was President of Trowbridge Gallery, from 1989 to 1993. From 1987 to 1989 Ms. Lynch was President of Danskin, Inc. From 1982 to 1987 Ms. Lynch held marketing director positions at Elizabeth Arden and Charles of the Ritz. Ms. Lynch became a director of the Company effective May 11, 1999.

OTHER INFORMATION REGARDING THE DIRECTORS

     During the 1999 fiscal year, there were three meetings of the Board of Directors. Directors who are not employees of Salant are paid an annual retainer of $13,000 and an additional fee of $600 for attendance at each meeting of the Board or of a committee of the Board (other than the Executive Committee) as well as $5,000 per year for service on the Executive Committee, $3,000 per year for service on the Audit Committee, $2,000 per year for service on the Compensation Committee, $2,000 per year for service on the Qualified Plan Committee and $1,000 per year for service on the Nominating Committee. In addition, the Chairman of each Committee is paid an annual fee of $1,000. During the 1999 fiscal year, none of the directors attended fewer than 75 percent of the aggregate number of meetings held by (i) the Board during the period that he or she served as a director, and (ii) the Committees of which he or she was a member during the period that he or she served on these Committees.

     The Board has established six standing committees to assist it in the discharge of its responsibilities.

     The Executive Committee did not formally meet during the 1999 fiscal year. The members of this Committee are Messrs. Setola (Chairperson) and Embry. The Committee, to the extent permitted by law, may exercise all the power of the Board during intervals between meetings of the Board.

     The Audit Committee met twice during the 1999 fiscal year. The members of the Committee, Messrs. Evans (Chairperson) and Empson, are independent directors. The Committee meets independently with representatives of the Company's independent auditors and reviews the general scope of their work and the results thereof. In addition, the Audit Committee reviews the Company's financial statements and other documents submitted to shareholders and other regulators, and affirms the independence of the independent auditors. The Audit Committee also reviews the fees charged by the independent auditors and matters relating to internal control systems and meets periodically with the Company's Chief Financial Officer. The Committee is responsible for reviewing and monitoring the performance of non-audit services by the Company's independent auditors and for recommending to the Board the selection of Salant's independent auditors. At the next meeting of the Board of Directors, the Company intends to adopt a written charter for the Audit Committee.

     The Compensation Committee met once during the 1999 fiscal year. The members of the Committee are Messrs. Embry (Chairperson) and Empson and Ms. Lynch. The Committee is responsible for reviewing and recommending to the Board compensation for officers and certain other management employees.

     The Stock Plan Committee met twice during the 1999 fiscal year. The members of the Committee are Messrs. Embry (Chairperson) and Empson and Ms. Lynch. The Committee is responsible for administering and granting awards under the Stock Award and Incentive Plan.

     The Nominating Committee did not meet during the 1999 fiscal year. The members of the Committee are Ms. Lynch (Chairperson) and Mr. Evans. The Committee is responsible for proposing nominees for director for election by the stockholders at each Annual Meeting and proposing candidates to fill any vacancies on the Board.

     The Qualified Plan Committee met twice during the 1999 fiscal year. The members of the Committee are Mr. Empson (Chairperson) and Ms. Lynch. The Committee is responsible for overseeing the administration of the Company's pension and savings plans.

                               EXECUTIVE OFFICERS

     The following table sets forth certain information, as of April 5, 2000 with respect to the executive officers of Salant:

                                                                                        OFFICER OF
NAME                                   AGE            POSITIONS AND OFFICES            SALANT SINCE
----                                   ---            ---------------------            ------------
Michael J. Setola....................  41     Chairman of the Board and Chief          December 1998
                                              Executive Officer
Awadhesh K. Sinha....................  54     Chief Operating Officer                      July 1999
                                              Chief Financial Officer                  February 1999
William O. Manzer....................  47     Executive Vice President of                   May 1999
                                              Merchandising
Jerry J. Kwiatkowski.................  38     Executive Vice President of Design            May 1999
Howard Posner........................  44     Executive Vice President of Sourcing          May 1999
Robert J. Lange, Jr..................  38     Executive Vice President of Sales             May 1999
Louis Mattielli......................  50     Senior Vice President of Corporate         August 1999
                                              Affairs and General Counsel
                                              Secretary                                November 1999

     Each of the executive officers of the Company was elected at a meeting of the Board of Directors and will serve until the next Annual Meeting of the Board or until his successor has been duly elected and qualified.

     Awadhesh K. Sinha was elected Chief Financial Officer of Salant on February 1, 1999 and to the additional office of Chief Operating Officer on July 1, 1999. Prior to this time, Mr. Sinha was Executive Vice President of Operations and Chief Financial Officer of the Perry Ellis division since 1998, Executive Vice President and Chief Financial Officer of the Perry Ellis division since 1992, Vice President of Finance of the Manhattan Industries group since 1983 and joined the Company as a Division Controller in 1981.

     William O. Manzer was elected Executive Vice President of Merchandising for the Company on May 27, 1999. Prior to this, Mr. Manzer was Executive Vice President of Merchandising of the Perry Ellis division since January 1995.

     Jerry J. Kwiatkowski was elected Executive Vice President of Design for the Company on May 27, 1999. Prior to this, Mr. Kwiatkowski was Vice President of Design for the Perry Ellis division since June 1994.

     Howard Posner was elected Executive Vice President of Sourcing for the Company on May 27, 1999. Prior to this, Mr. Posner was Executive Vice President of Global Sourcing for the Company since 1996, and Executive Vice President of Dress Shirt Sourcing for the Company since 1992.

     Robert J. Lange, Jr. was elected Executive Vice President of Sales for the Company on May 27, 1999. Prior to this, Mr. Lange was Sales Manager of the Perry Ellis division since March 17, 1997. Prior to this, Mr. Lange was an Account Executive at Liz Claiborne, Inc. from March 1995 until March 1997 when he joined the Company.

     Louis Mattielli was elected Senior Vice President of Corporate Affairs and General Counsel for the Company on August 16, 1999 and Secretary of the Company on November 8, 1999. Prior to this, Mr. Mattielli was an independent consultant from June 1998 to August 1999 when he joined the Company. Mr. Mattielli was a Vice President of Axsys Technologies, Inc. from June 1997 to June 1998. Prior to this, Mr. Mattielli was an independent consultant from September 1996 to June 1997 and Senior Vice President of The Pullman Company from September 1995 until September 1996.

     For a summary of the business experience for the past five years of Mr. Setola, see "Election of Directors -- Continuing Directors" herein.

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information as of April 5, 2000 with respect to each person who is known to the Company to be the "beneficial owner" (as defined in regulations of the Securities and Exchange Commission) of more than 5% of the outstanding shares of Common Stock.

                    BENEFICIAL OWNERS OF MORE THAN 5% OF THE
                   OUTSTANDING SHARES OF SALANT COMMON STOCK

NAME AND ADDRESS                                              AMOUNT AND NATURE OF    PERCENT OF
OF BENEFICIAL OWNER                                           BENEFICIAL OWNERSHIP     CLASS(A)
-------------------                                           --------------------    ----------
Magten Asset Management Corporation.........................      6,385,652(b)           64.5%
35 E. 21st Street
New York, NY 10010
High River Limited Partnership..............................      1,807,898(c)             18%
100 South Bedford Road
Mount Kisco, NY 10549
Riverdale LLC...............................................      1,807,898(c)             18%
100 South Bedford Road
Mount Kisco, NY 10549
Carl C. Icahn...............................................      1,807,898(c)             18%
C/O Icahn Associates Corporation
767 Fifth Avenue, 47th Floor
New York, NY 10153
Pichin Corporation Master Trust for TWA Retirement Plans....        886,693(d)              9%
767 Fifth Avenue
New York, NY 10153
New Generation Advisers, Inc................................        886,693(d)              9%
225 Friend Street, Suite 801
Boston, MA 02114

---------------
(a) This percentage is calculated on the basis of 9,901,140 shares outstanding as of April 5, 2000.

(b) Magten Asset Management Corp. ("Magten"), a Delaware corporation, is a registered investment adviser, has investment discretion over certain managed accounts of its investment advisory clients and certain private investment funds for which it serves as general partner or investment manager. Investment advisory clients, on whose behalf the shares are held in managed accounts, have the right to receive and the power to direct the receipt of dividends from, or the proceeds from the sale of the shares. Mr. Talton R. Embry, a managing director and the sole shareholder of Magten, is a director of the Company and has investment discretion over various pension plans of Magten. As of April 5, 2000, Magten and Mr. Embry are deemed to beneficially own 6,375,144 (64.39%) and 6,385,652 (64.49%) shares of Common
    Stock, respectively. All shares are held by managed accounts. The Common Stock deemed to be beneficially owned by Magten and Mr. Embry is held for investment purposes. Notwithstanding the foregoing, Mr. Embry, as a member of the Board of Directors of the Company, has had discussions with management. Mr. Embry and Magten have not entered into any agreements or arrangements relating to the Common Stock. Of the amount shown above, Mr. Embry holds sole voting power as to 10,508 shares of Common Stock and Magten holds sole voting power as to no shares of Common Stock. Mr. Embry and Magten have the shared power to vote or direct the vote of 4,952,577 shares and do not have the power to vote or direct the vote of 1,422,567 shares. Mr. Embry and Magten have the power to dispose of or direct the disposition of all 6,385,652 shares. Pursuant to SEC Rule 13(d)-4 under the Securities Exchange Act of 1934, Mr. Embry and Magten have declared that filings made thereunder shall not be construed as an admission that each is the beneficial owner of the Common Stock. The foregoing information has been taken from filings made with the Securities and Exchange Commission.

(c) High River Limited Partnership ("High River") has the sole power to vote and dispose of the 1,807,898 shares of Common Stock beneficially owned by it. High River does not share the power to vote or to direct the vote of, or the power to dispose or to direct the disposition of, the Common Stock owned by it. Riverdale LLC ("Riverdale") as general partner of High River, may be deemed, for purposes of determining beneficial ownership pursuant to United States Securities and Exchange Commission ("SEC") Rule 13d-3, to have the shared power with High River to dispose or direct the disposition of, the 1,807,898 shares of Common Stock owned by High River. Mr. Carl C. Icahn, as the sole member of Riverdale, may be deemed, for the purpose of determining beneficial ownership pursuant to SEC Rule 13d-3, to have the shared power with High River to dispose or direct the disposition of the 1,807,898 shares of Common Stock owned by High River. The foregoing information has been taken from filings made with the Securities and Exchange Commission.

(d) Pichin Corp. Master Trust for TWA Retirement Plans is indirectly controlled by New Generation Advisers, Inc. ("New Generation"), a Massachusetts Corporation and a registered investment adviser, by virtue of the fact that New Generation has the authority to vote and dispose of the Company's shares. The parties have stated that they are not acting as a "group" for purposes of Section 13(d) under the Securities Exchange Act of 1934 and that they are not otherwise required to attribute to each other the "beneficial ownership" of securities "beneficially owned" under SEC Rule 13d-3. The foregoing information has been taken from filings made with the Securities and Exchange Commission.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information as of April 5, 2000 with respect to the beneficial ownership of Common Stock by each of the directors of the Company, the Chief Executive Officer and each of the four most highly compensated other executive officers of the Company (the "Named Executive Officers") and all directors and executive officers of the Company as a group.

                 BENEFICIAL OWNERSHIP OF SALANT COMMON STOCK BY
                   DIRECTORS AND EXECUTIVE OFFICERS OF SALANT

                                                               AMOUNT AND NATURE OF      PERCENT OF
NAME OF BENEFICIAL OWNER                                      BENEFICIAL OWNERSHIP(A)     CLASS(B)
------------------------                                      -----------------------    ----------
Michael J. Setola...........................................          206,776(c)               2%
Awadhesh K. Sinha...........................................           55,515(d)               *
Talton R. Embry.............................................        6,385,652(e)            64.5%
G. Raymond Empson...........................................            3,500(f)               *
Ben Evans...................................................            3,500(f)               *
Jerry J. Kwiatkowski........................................           16,667(g)               *
Rose Peabody Lynch..........................................            3,500(f)               *
William O. Manzer...........................................           16,667(g)               *
Howard Posner...............................................           16,667(g)               *
All directors and executive officers as a group (11
  persons)..................................................        6,728,444(h)              68%

---------------
  * Represents less than one percent.

 (a) For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares of Common Stock which such person has the right to acquire within 60 days following April 5, 2000.

(b) As of April 5, 2000, there were 9,901,140 shares outstanding. For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any security which such person or persons has the right to acquire within 60 days following April 5, 2000 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage of ownership of any other person.

 (c) This amount includes 21,591 shares held directly and 185,185 shares issuable upon the exercise of stock options which such person has the right to acquire within 60 days following April 5, 2000.

(d) This amount includes 22,181 shares held directly and 33,334 shares issuable upon the exercise of stock options which such person has the right to acquire within 60 days following April 5, 2000.

 (e) This amount includes 6,385,652 shares beneficially owned by Magten Asset Management Corporation. Mr. Embry disclaims beneficial ownership of any shares of Common Stock held by Magten Asset Management Corporation.

 (f) This amount represents 3,500 shares issuable upon the exercise of stock options which such person has the right to acquire within 60 days following April 5, 2000.

 (g) This amount represents 16,667 shares issuable upon the exercise of stock options which such person has the right to acquire within 60 days following April 5, 2000.

(h) The 6,728,444 shares held by all directors and executive officers of Salant include (i) 6,429,424 shares held directly by, or attributable to, directors and executive officers and (ii) 299,020 shares issuable upon the exercise of stock options held by all directors and officers that are exercisable on, or may become exercisable within sixty days of, April 5, 2000.

     Section 16(a) of the Securities Exchange Act of 1934 (the "Securities Exchange Act") requires the Company's directors and executive officers and holders of more than 10% of the Common Stock to file with the Securities and Exchange Commission reports of ownership and changes in beneficial ownership of Common Stock and other equity securities of the Company on Forms 3, 4 and 5. Based on written representations of the reporting persons, the Company believes that during the fiscal year ended January 1, 2000, such persons complied with all applicable Section 16(a) filing requirements with the following exceptions:
A Form 3 was not filed within ten days after the appointment of the executive officers in 1999.

                             EXECUTIVE COMPENSATION

     The following table sets forth all compensation awarded or earned for fiscal years 1997 through 1999 for services in all capacities to the Company by the Chief Executive Officer, each of the four most highly compensated other executive officers of Salant who were serving in such capacity on the last day of fiscal year 1999, and one individual who would have been one of the four most highly compensated executive officers, but was not serving as an executive officer on the last day of fiscal year 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                          LONG-TERM
                                                             ANNUAL COMPENSATION(A)      COMPENSATION
                                                           ---------------------------   ------------
                                                                                          NUMBER OF
                                                                                          SECURITIES
                                                                                          UNDERLYING
                                    PRINCIPAL                                              OPTIONS         ALL OTHER
NAME                                POSITIONS              YEAR   SALARY($)   BONUS($)     GRANTED      COMPENSATION($)
----                     --------------------------------  ----   ---------   --------   ------------   ---------------
Michael J. Setola......  Chairman of the Board and Chief
                         Executive Officer                 1999    672,269    780,000      277,777          81,645(c)
                         Chief Executive Officer(b) and
                         President of Perry Ellis
                         Division                          1998    450,468    270,000            0           2,000(d)
                         President of Perry Ellis
                         Division                          1997    407,391    280,000      100,000           1,900(d)
Awadhesh K. Sinha......  Chief Operating Officer and
                         Chief Financial Officer(e)        1999    320,982    260,000      100,000           2,000(d)
                         Executive Vice President of
                         Operations and Chief Financial
                         Officer of
                         Perry Ellis Division              1998    236,335     84,000            0           2,000(d)
                         Executive Vice President and
                         Chief Financial Officer of
                         Perry Ellis Division              1997    216,720     84,000            0           1.900(d)
Todd Kahn..............  Chief Operating Officer, General
                         Counsel and Secretary(f)          1999    171,958    412,500            0           2,000(d)
                         Executive Vice President,
                         General Counsel and Secretary     1998    304,314    150,000            0           2,000(d)
                         Executive Vice President,
                         General Counsel and Secretary     1997    258,077     75,000       65,000           1,900(d)
William O. Manzer......  Executive Vice President of
                         Merchandising(g)                  1999    355,844    175,000       50,000               0
                         Executive Vice President of
                         Merchandising of
                         Perry Ellis Division              1998    281,338     92,750            0               0
                         Executive Vice President of
                         Merchandising of
                         Perry Ellis Division              1997    243,262    227,000            0               0
Howard Posner..........  Executive Vice President of
                         Sourcing(h)                       1999    273,697    192,500       50,000           2,000(d)
                         Executive Vice President of
                         Global Sourcing                   1998    269,412    132,500            0            2000(d)
                         Executive Vice President of
                         Global Sourcing                   1997    254,720     50,000            0           1,900(d)
Jerry J. Kwiatkowski...  Executive Vice President of
                         Design(i)                         1999    295,904    165,000       50,000               0
                         Vice President of Design of
                         Perry Ellis Division              1998    250,965     89,250            0               0
                         Vice President of Design of
                         Perry Ellis Division              1997    227,115     98,000            0               0

---------------

(a) Includes amounts earned in fiscal year, whether or not deferred.

(b) Mr. Setola was elected Chief Executive Officer on December 29, 1998.

(c) Consists of (i) housing allowance of $35,446, (ii) costs of $44,199 associated with retention of legal counsel for Mr. Setola relating to employment agreement negotiations and (iii) matching contributions of $2,000 under the Company's Long Term Savings and Investment Plans (the "Savings Plan").

(d) Matching contributions under the Savings Plan.

(e) Mr. Sinha was elected Chief Financial Officer on February 1, 1999 and Chief Operating Officer on July 1, 1999.

(f) Mr. Kahn served as the Company's Chief Operating Officer, General Counsel and Secretary from January 1, 1999 through June 30, 1999.

(g) Mr. Manzer was elected Executive Vice President of Merchandising on May 27, 1999.

(h) Mr. Posner was elected Executive Vice President of Sourcing on May 27, 1999.

(i) Mr. Kwiatkowski was elected Executive Vice President of Design on May 27, 1999.

OPTION GRANTS FOR FISCAL YEAR 1999

     The following table sets forth information with respect to stock option grants to each of the Named Executive Officers during the last completed fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                           INDIVIDUAL GRANT
                               ----------------------------------------                POTENTIAL REALIZABLE VALUE AT
                               NUMBER OF      % OF TOTAL                               ASSUMED ANNUAL RATES OF STOCK
                               SECURITIES      OPTIONS                                 PRICE APPRECIATION FOR OPTION
                               UNDERLYING     GRANTED TO                                          TERM(1)
                                OPTIONS      EMPLOYEES IN     OPTION      EXPIRATION   -----------------------------
NAME                            GRANTED      FISCAL YEAR    PRICE($/SH)      DATE           5%              10%
----                           ----------    ------------   -----------   ----------   -------------   -------------
Michael J. Setola............   277,778(2)     15.3421        $5.875        8/11/09    $1,026,318.22   $2,600,891.87
                                277,777(3)     15.3421        $4.125        8/11/09    $  706,191.96   $1,781,485.97
Awadhesh K. Sinha............   100,000(2)      5.5232        $5.875        8/11/09    $  369,475.59   $  936,323.70
                                100,000(3)      5.5232        $4.125        8/11/09       254,229.82   $  641,336.74
William O. Manzer............    50,000(2)      2.7616        $5.875        8/11/09    $  184,737.80   $  468,161.85
                                 50,000(3)      2.7616        $4.125        8/11/09    $  127,114.91   $  320,668.37
Howard Posner................    50,000(2)      2.7616        $5.875        8/11/09    $  184,737.80   $  468,161.85
                                 50,000(3)      2.7616        $4.125        8/11/09    $  127,114.91   $  320,668.37
Jerry J. Kwiatkowski.........    50,000(2)      2.7616        $5.875        8/11/09    $  184,737.80   $  468,161.85
                                 50,000(3)      2.7616        $4.125        8/11/09    $  127,114.91   $  320,668.37

---------------

(1) The assumed 5% and 10% annual rates of appreciation over the term of the options are set forth in accordance with rules and regulations adopted by the Securities and Exchange Commission and do not represent the Company's estimate of stock price appreciation.

(2) These options were (i) granted on August 11, 1999 with an exercise price per share equal to the fair market value on the date of grant, (ii) cancelled on October 8, 1999 and (iii) replaced with an option covering an equivalent number of shares (one option less in the case of Mr. Setola) and having an exercise price per share equal to the fair market value on the date of such cancellation and replacement.

(3) The options were vested and exercisable with respect to 33 1/3 percent of the shares covered thereby on August 11, 1999 (the date of grant) and will be vested and exercisable with respect to an additional 33 1/3 percent on each of August 11, 2000 and August 11, 2001 (December 31, 1999 and December 31, 2000 in the case of options granted to Mr. Setola). The options will become immediately and fully vested and exercisable in the event of a Change in Control of the Company (as such term is defined in the Stock Award and Incentive Plan).

OPTION EXERCISES AND VALUES FOR FISCAL YEAR 1999

     The following table sets forth, as of December 31, 1999, for each of the Named Executive Officers (i) the total number of shares of Common Stock received upon exercise of options during fiscal year 1999, (ii) the value realized upon such exercise, (iii) the total number of unexercised options to purchase Common Stock (exercisable and unexercisable) held at December 31, 1999 and (iv) the value of such options which were in-the-money at December 31, 1999 (based on the difference between the closing price of the Common Stock on December 31, 1999, the last trading day of the fiscal year ended January 1, 2000, and the exercise price of the option). The Company has not issued any stock appreciation rights.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                           NUMBER OF SECURITIES       TOTAL VALUE OF UNEXERCISED,
                                NUMBER OF                 UNDERLYING UNEXERCISED              IN-THE-MONEY
                                  SHARES                        OPTIONS AT               OPTIONS HELD AT FISCAL
                                 ACQUIRED                     FISCAL YEAR-END                 YEAR-END (A)
                                    ON        VALUE     ---------------------------   ----------------------------
NAME                             EXERCISE    REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                            ----------   --------   -----------   -------------   -----------    -------------
Michael J. Setola.............     0            0         185,185        92,592          0               0
Awadhesh K. Sinha.............     0            0          33,334        66,666          0               0
William O. Manzer.............     0            0          16,667        33,333          0               0
Howard Posner.................     0            0          16,667        33,333          0               0
Jerry J. Kwiatkowski..........     0            0          16,667        33,333          0               0

---------------
(a) The closing price of the Common Stock on December 31, 1999, the last trading day of the fiscal year ended January 1, 2000, was $2.75 per share.

                               PERFORMANCE GRAPH

     The following graph and table compares the cumulative total shareholder return on Salant Common Stock with the cumulative total shareholder returns of
(x) the S&P 500 Textile-Apparel Manufacturers index and (y) the Wilshire 5000 index from December 1994 to December 1999. The return on the indices is calculated assuming the investment of $100 on December 31, 1994 and the reinvestment of dividends.
[PERFORMANCE GRAPH]

                                                         SALANT                   WILSHIRE 5000                S&P TEXTILE
                                                         ------                   -------------                -----------
Dec 94                                                   100.00                      100.00                      100.00
Dec 95                                                    67.39                      136.46                      112.24
Dec 96                                                    54.35                      165.41                      154.20
Dec 97                                                    30.43                      217.16                      166.28
Dec 98                                                     0.82                      268.05                      143.92
Dec 99                                                     2.39                      331.21                      107.46

EMPLOYMENT AGREEMENTS

     On December 29, 1998 (the "Filing Date"), Salant filed a voluntary petition under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court for the Southern District of New York (the "1998 Case") in order to implement a restructuring of its 10 1/2% Senior Secured Notes due December 31, 1998. Salant also filed its plan of reorganization (the "Plan of Reorganization") with the Bankruptcy Court on the Filing Date in order to implement its restructuring. On April 16, 1999, the Bankruptcy Court issued an order confirming the Plan (the "Confirmation Order"). The Plan was consummated on May 11, 1999 (the "Effective Date"). In connection with the Plan, the Company entered into an employment arrangement with Michael J. Setola, Chairman and Chief Executive Officer of the Company, to provide for (i) Mr. Setola's new position as Chairman and Chief Executive Officer of the Company, and (ii) Mr. Setola's new base salary of $650,000 per annum. On the Effective Date, the Company entered into an employment agreement with Mr. Setola (the "Setola Agreement").

     The Setola Agreement governs the terms of Mr. Setola's continuing employment with the Company. The Setola Agreement superceded all prior agreements pertaining to Mr. Setola's employment with the Company. Pursuant to the terms of the Setola Agreement, Mr. Setola serves as the Chairman of the Board and Chief Executive Officer of the Company through December 31, 2000. Thereafter, the term of employment shall be automatically renewed for successive one year terms, unless prior notice by either party shall have been given within one hundred eighty (180) days of the expiration of the then existing term. The Setola Agreement provides for the payment of a base salary in the amount of $650,000 for 1999 and $700,000 for 2000. For each year following 2000 that the term of Mr. Setola's employment under the Setola Agreement is renewed, the annual base salary shall be equal to the base salary in effect for the immediately preceding year plus $75,000.

     The Setola Agreement provides that Mr. Setola is entitled to receive a cash bonus for the Company's 1999 fiscal year: (i) if the Company's Perry Ellis Division (the "Division") attains 100% of its Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") budget set for the Company's 1999 fiscal year (the "EBITA Budget"), in an amount equal to $650,000; (ii) if the Division exceeds 100% of the EBITDA Budget, in an amount equal to the sum of (A) $650,000 plus (B) 1% of $650,000 for each full 1% by which the Division exceeds the EBITDA Budget; (iii) if the Division exceeds 90% but does not attain at least 100% of its EBITDA Budget, in an amount equal to (A) $650,000 minus (B) 2% of $650,000 for each full 1% by which the Division's performance for that fiscal year is less than the EBITDA Budget; (iv) if the Division attains 90% of its EBITDA Budget, in an amount equal to 80 percent of base salary (i.e. $520,000); and (v) if the Division does not attain at least 90% of its EBITDA Budget, in an amount equal to $325,000. In accordance with the foregoing, a bonus in respect of the Company's 1999 fiscal year was paid to Mr. Setola in the aggregate amount of $780,000.

     For fiscal years 2000 and beyond, Mr. Setola shall be eligible for an annual bonus in respect of each such year in accordance with the formula for fiscal year 1999 described above; provided, however, that (i) the amount of each such bonus shall be based upon the Company's performance (as opposed to the Company's Perry Ellis Menswear division's performance) in respect of each year as compared to its budget for each such year (which performance and budget need not be based upon EBITDA) and (ii) no portion of any such bonus shall be guaranteed. Any bonus earned by Mr. Setola during the Company's 2000 fiscal year will be paid to Mr. Setola within 90 days following the close of such year.

     If Mr. Setola's employment is terminated prior to the end of the Company's 2000 fiscal year, the amount of Mr. Setola's bonus will be calculated on the basis of the results of the full fiscal year and prorated based upon the proportion that the number of months of employment completed during the fiscal year bears to 12.

     Consistent with the Setola Agreement, in 1999 Mr. Setola received a grant of options to purchase 2.5% of the issued and outstanding shares of the Company's Common Stock, on a fully diluted basis. The options: (i) have an exercise price per share of $4.125; (ii) vest and become exercisable with respect to 1/3 of the total number of shares subject thereto on each of: (A) the date of grant; (B) December 31, 1999; and (C) December 31, 2000; and (iii) have a duration of 10 years. Upon a "change in control" (as defined in the Setola Agreement) during the period that Mr. Setola shall be actively employed by the
Company: (i) the options, to the extent not thereto vested and exercisable, shall immediately become fully vested and exercisable; and (ii) to the extent that the aggregate value derived by Mr. Setola from the options is less than an amount equal to the greater of (A) 0.8% of the aggregate value of the consideration received by the Company or its shareholders in connection with the "change in control" and (B) $675,000, the Company shall immediately after the "change in control", make a lump sum cash payment to Mr. Setola equal to such difference, but such amount shall be reduced pro rata based on the number of shares of Common Stock acquired upon any exercise of an option and sold or otherwise disposed of by Mr. Setola prior to such "change in control".

     The Setola Agreement provides that if Mr. Setola's employment is terminated
(i) by the Company without "cause" or other than as a result of death or "disability" or (ii) by Mr. Setola for "good reason," Mr. Setola shall be entitled to: (A) base salary through the date of termination; (B) base salary at the annualized rate then in effect from the date of termination until (1) in the event that termination shall occur prior to a "change in control," the 12-month anniversary of the date of termination, or (2) in the event termination shall occur after a "change in control," the earlier of (I) the 12-month anniversary of the date of termination and (II) December 31, 2000 (the "Setola Severance Period"); (C) pro-rated bonus; (D) continued participation in Company benefit plans during the Setola Severance Period; (E) the right to exercise each stock option then held by Mr. Setola, each of which shall remain exercisable until the earlier of (1) 6 months following the date of termination and (2) the remainder of the exercise period of each such option; and (F) any other amounts earned, accrued or owing to Mr. Setola through the date of termination but not yet paid under the Setola Agreement.

     Mr. Sinha is a party to an agreement, dated as of February 1, 1999, and amended by letter agreement dated July 1, 1999, (collectively, the "Sinha Agreement") which provides for his employment as Chief Operating Officer and Chief Financial Officer of the Company, effective February 1, 1999 through December 31, 2001. The Sinha Agreement provides for the payment of a base salary in the amount of $325,000 per annum until December 31, 1999, $350,000 per annum for the second twelve months of his employment and $375,000 for the third twelve months of his employment. Under the terms of the Sinha Agreement, Mr. Sinha is entitled to receive a bonus (the "Bonus") in accordance with the following schedule comparing the Company's performance during each fiscal year that ends within a particular year of employment, to operating targets for each such fiscal year: if the Company's actual pre-tax income in a fiscal year is equal to or greater than 100% of the budgeted pre-tax income for such year, Mr. Sinha shall receive a cash bonus equal to 60% of his base salary. If the actual pre-tax income is less than 100% of the budgeted pre-tax income, the bonus shall be reduced by 1.2% for each full 1% decrease. If the actual pre-tax income exceeds 100% of the budgeted pre-tax income, Mr. Sinha shall receive additional cash bonuses, each equal to 1% of his annual base salary, for each full 1% increment by which actual pre-tax income exceeds the budgeted pre-tax income. In accordance with the foregoing, a bonus in respect of the Company's 1999 fiscal year was paid to Mr. Sinha in the aggregate amount of $260,000. If Mr. Sinha's employment is terminated by him for "good reason" (as defined in the Sinha Agreement) or by the Company without cause, Mr. Sinha will receive: (i) salary through the date of termination; (ii) his base salary at the annualized rate on the date his employment ends for a period ending on the later of (x) the Employment Period (as defined in the Sinha Agreement) or (y) twelve months following termination; (iii) any pro-rata bonus earned in the year his employment ends; (iv) the right to exercise any stock options (whether or not then vested) for six months from the date his employment ends; (v) any amounts earned, accrued or owing to Mr. Sinha but not yet paid under the Sinha Agreement; (vi) continued participation in Company Benefit plans until the earlier of the end of the Employment Period or the date Mr. Sinha receives equivalent coverage and benefits under the plans of a subsequent employer; and
(vii) any other benefits then due or earned under the applicable plans and programs of the Company. If Mr. Sinha's employment ends as a result of death or disability (as defined in the Sinha Agreement) he will receive (i) his base salary through the date of death or disability and any bonus for any fiscal year earned but not yet paid, (ii) any pro-rata bonus earned through the date of death or disability, (iii) in the case of death only, a lump sum payment equal to three months salary, (iv) the right to exercise any stock option (whether or not vested) for one year period and (v) any amounts earned, accrued or owing to Mr. Sinha under the Sinha Agreement but not yet paid. Pursuant to the Sinha Agreement, Mr. Sinha is to receive a grant of non-qualified stock options representing the right to purchase 100,000 shares of the Company's Common Stock pursuant to the Stock Award Incentive Plan. The Sinha Agreement provides that the stock options shall have an exercise price equal to the fair market value at the date of grant. All stock options outstanding will immediately vest upon a "Change of Control" (as defined in the Sinha Agreement).

     The compensation arrangements for Messrs. Manzer, Kwiatkowski and Posner, require, among other things, a salary continuation for a maximum period of six months following their termination by the Company for reasons other than cause or voluntary resignation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Company's Compensation and Stock Plan Committees during fiscal year 1999 were Messrs. Embry and Empson and Ms. Lynch, none of whom was
(i) during the 1999 fiscal year, an officer of the Company or any of its subsidiaries or (ii) formerly an officer of the Company or any of its subsidiaries.

REPRICING OF OPTIONS IN FISCAL YEAR 1999

     In October, 1999, the Stock Plan Committee unanimously recommended to the Board of Directors of the Company that the options granted to executive officers and all other option recipients in 1999 should be repriced from the August 11, 1999 market price of $5.875 for the Company's Common Stock to the October 8, 1999 market price of $4.125 for such Common Stock. The Board of Directors unanimously approved such repricing in November, 1999. The following table sets forth information with respect to such repricing of options held by any executive officer of the Company during the last ten completed fiscal years.

                           TEN-YEAR OPTION REPRICING

                                       NUMBER OF    MARKET PRICE   OPTION PRICE
                                       SECURITIES   OF STOCK AT    OF STOCK AT     NEW     LENGTH OF ORIGINAL
                                       UNDERLYING     TIME OF        TIME OF      OPTION      OPTION TERM
                            DATE OF     OPTIONS      REPRICING      REPRICING     PRICE       REMAINING AT
NAME                       REPRICING    REPRICED       ($/SH)         ($/SH)      ($/SH)   DATE OF REPRICING
----                       ---------   ----------   ------------   ------------   ------   ------------------
Michael J. Setola........   10/8/99     277,777        4.125          5.875       4.125      9 yrs, 10 mos
Awadhesh K. Sinha........   10/8/99     100,000        4.125          5.875       4.125      9 yrs, 10 mos
William O. Manzer........   10/8/99      50,000        4.125          5.875       4.125      9 yrs, 10 mos
Howard Posner............   10/8/99      50,000        4.125          5.875       4.125      9 yrs, 10 mos
Jerry J. Kwiatkowski.....   10/8/99      50,000        4.125          5.875       4.125      9 yrs, 10 mos
Robert J. Lange, Jr. ....   10/8/99      50,000        4.125          5.875       4.125      9 yrs, 10 mos
Louis Mattielli..........   10/8/99      10,000        4.125          5.875       4.125      9 yrs, 10 mos

JOINT REPORT OF THE COMPENSATION AND STOCK PLAN COMMITTEES ON EXECUTIVE COMPENSATION

     This report sets forth the compensation policies that guide decisions of the Compensation and Stock Plan Committees with respect to the compensation of the Company's executive officers reported for fiscal year 1999. This report also reviews the rationale for pay decisions that affected Mr. Setola during the 1999 fiscal year, and, in that regard, offers additional insight into the figures that appear in the compensation tables which are an integral part of the overall disclosure of executive compensation. Any consideration of pay-related actions that may become effective in future fiscal years are not reported in this statement.

     Committee Responsibility. The central responsibility of the Compensation Committee is to oversee compensation practices for the Company's executive officers. In this capacity, it reviews salaries, benefits, and other compensation paid to the Company's executive officers and recommends actions to the full Board of Directors with respect to these matters. The Stock Plan Committee administers the Company's Stock Award and Incentive Plan and, in this role, is responsible for granting stock options to all of the Company's eligible employees, including its officers.

     Statement of Compensation Policy. In the context of their oversight roles, the Compensation and Stock Plan Committees are dedicated to ensuring that the Company's financial resources are used effectively to support the achievement of its short-term and long-term business objectives. In general, it is the policy of the Company that executive compensation: (a) reflect relevant market standards for individuals with superior capabilities so as to ensure that the Company is effectively positioned to recruit and retain high-performing management talent; (b) be driven substantially by the Company's performance as measured by the achievement of internally generated earnings targets; and (c) correlate with share price appreciation, thereby coordinating the interests of management and shareholders. Percentile objectives are not specified in setting executive compensation.

     The members of the Compensation and Stock Plan Committees believe that the Company's executive compensation program is well structured to achieve its objectives. These objectives are satisfied within the context of an overall executive pay system that is comprised of a market driven base salary, variable incentive compensation and options to purchase the Company's Common Stock.

     Description of Compensation Practices. It is the Company's practice to enter into employment agreements with its executive officers. These agreements specify the various components of compensation, including, among others, base salary and incentive compensation.

     Base Salary. Base salaries for the Company's executive officers are defined in their respective employment agreements, and, in the view of the Compensation Committee, reflect base pay levels that generally are being commanded by high-quality management in the marketplace. The Compensation Committee's normal practice is to review each executive officer's salary at the time of contract renewal, at which point adjustments are recommended to ensure consistency with pay expectations in the apparel industry and to reflect the extent of the executive's contribution to corporate performance over time. Mr. Setola's compensation represents a negotiated rate that reflects market prices for executives of his caliber and experience.

     Incentive Compensation. Incentive compensation payments to executive officers are based on the Company's performance and are intended to motivate the Company's executive officers to maximize their efforts to meet and exceed key earnings goals. The specific terms of each incentive arrangement are individually negotiated, but, in general, executive officers can earn incremental cash compensation based on the extent to which the Company achieves and exceeds annual earnings targets. Ordinarily, executive officers are paid a fixed cash award in years when operating income (before amortization of intangibles and after any reserve for contingencies) equals 100% of the annual business plan. Smaller awards are paid when earnings fall below plan levels, and greater payments are made when results exceed plan levels. There is no limit on the overall incentive opportunity; however, in a year in which operating income falls below 90% of the annual business plan, no incentive compensation payments are made.

     Stock Plans. The Company reinforces the importance of producing attractive returns to shareholders over the long term through the operation of its Stock Award and Incentive Plan to provide recipients with the opportunity to acquire an equity interest in the Company and to participate in the increase in shareholder value reflected in an increase in the price of Company shares. Exercise prices of options are ordinarily equal to 100% of the fair market value of the Company's shares on the date of grant of the options. This ensures that executives will derive benefits while shareholders realize corresponding gains. To encourage a long-term perspective, options are assigned a 10-year term, and most options become exercisable in equal installments on the grant date and the first and second anniversaries of the date of grant. Stock option grants to executive officers typically are considered when employment agreements are initiated or renewed. The Stock Plan Committee has based its decision to grant stock options on (i) competitive factors, (ii) its understanding of current industry compensation practices and (iii) its assessment of individual potential and performance. By granting stock options, the Committee is not only addressing market demands with respect to total compensation opportunities, but is also effectively reinforcing the Company's policy of encouraging executive stock ownership in support of building shareholder value. The Stock Plan Committee made recommendations for option grants to Mr. Setola and other executive officers in 1999.

     Deductibility of Executive Compensation. Section 162(m) of the Internal Revenue Code ("Section 162(m)") generally disallows a federal income tax deduction to any publicly-held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by the Company on the last day of such taxable year. The Company's policy is, primarily, to design and administer compensation plans which support the achievement of long-term strategic objectives and enhance shareholder value. Where it is consistent with this compensation philosophy, the Committees will also attempt to structure compensation programs that are tax-deductible by the Company.

     Summary. The Compensation and Stock Plan Committees are responsible for a variety of compensation recommendations and decisions affecting the Company's executive officers. By conducting their decision-making within the context of a highly integrated, multicomponent framework, the Committees ensure that the overall compensation offered to executive officers is consistent with the Company's interest in providing competitive pay opportunities which reflect its pay-for-performance orientation and support its short-term and long-term business mission. The Compensation and Stock Plan Committees will continue to actively monitor the effectiveness of the Company's executive compensation plans and assess the appropriateness of executive pay levels to assure prudent application of the Company's resources.

               COMPENSATION COMMITTEE                                       STOCK PLAN COMMITTEE
               ----------------------                                       --------------------
            Talton R. Embry, Chairperson                                Talton R. Embry, Chairperson
                  G. Raymond Empson                                           G. Raymond Empson
                 Rose Peabody Lynch                                          Rose Peabody Lynch

SALANT CORPORATION RETIREMENT PLAN

     Salant sponsors the Salant Corporation Retirement Plan (the "Retirement Plan"), a noncontributory, final average pay, defined benefit plan. A participant becomes vested upon completion of 5 years of service. The Retirement Plan provides pension benefits and benefits to surviving spouses of participants who die prior to retirement. There is no offset for Social Security benefits. The following table shows the annual pension benefits which would be payable to members of the Retirement Plan at normal retirement after specific periods of service at selected salary levels, assuming the continuance of the Retirement Plan.

      ESTIMATED ANNUAL PENSION PAYABLE TO MEMBER UPON RETIREMENT AT AGE 65

AVERAGE ANNUAL COMPENSATION IN HIGHEST                  NUMBER OF YEARS OF SERVICE(2)
FIVE CONSECUTIVE YEARS OF THE LAST 15 YEARS  ---------------------------------------------------
PRECEDING RETIREMENT(1)                        10         20         25         30         35
-------------------------------------------  -------    -------    -------    -------    -------
$ 60,000..................................   $ 4,723    $ 9,446    $11,807    $14,169    $16,530
  80,000..................................     7,223     14,446     18,057     21,669     25,280
 100,000..................................     9,723     19,446     24,307     29,169     34,030
 120,000..................................    12,223     24,446     30,557     36,669     42,780
 150,000..................................    15,973     31,946     39,932     47,919     55,905
 180,000..................................    18,473     36,946     46,182     55,419     64,655
 200,000..................................    18,473     36,946     46,182     55,419     64,655

---------------
(1) Effective from 1989 through 1993, no more than $200,000 of compensation (adjusted for inflation) may be recognized for the purpose of computing average annual compensation. Subsequent to 1993, no more than $150,000 of compensation (adjusted for inflation) may be recognized for such purpose.

(2) Messrs. Setola, Kahn, Sinha, Posner, Kwiatkowski and Manzer have, respectively, 8 years, 6 years, 18 years, 19 years, 6 years, and 5 years of credited service under the Retirement Plan.

                 CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS

     No transactions have occurred since January 3, 1999 (the first day of Salant's 1999 fiscal year) to which Salant was or is to be a party and in which directors, executive officers or control persons of Salant, or their associates, had or are to have a direct or indirect material interest.

          PROPOSAL 2 -- APPROVAL OF THE SALANT CORPORATION 1999 STOCK
                            AWARD AND INCENTIVE PLAN

THE STOCK AWARD AND INCENTIVE PLAN -- GENERAL

     On August 11, 1999, the Company's Board of Directors approved the Salant Corporation 1999 Stock Award and Incentive Plan (the "Stock Award and Incentive Plan"). The purpose of the Stock Award and Incentive Plan is to advance the interests of the Company and its subsidiaries and to promote continuity of management by encouraging and providing for the acquisition of an equity interest in the Company by key employees and directors, thereby enabling the Company to attract and retain the services of key employees and directors upon whose judgment, interest, skills and special effort the successful conduct of its operations is largely dependent.

                 DESCRIPTION OF STOCK AWARD AND INCENTIVE PLAN

     Awards granted during 1999 under the Stock Award and Incentive Plan are subject to approval by Salant's stockholders. The Stock Award and Incentive Plan is designed with the intention that compensation resulting from options, stock appreciation rights and certain other awards may qualify as "performance-based compensation" under Section 162(m) ("Section 162(m)") of the Tax Code, and to comply with the conditions for exemption from the short-swing profit recovery rules under Rule 16b-3 ("Rule 16b-3") of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company now submits the Stock Award and Incentive Plan for stockholder approval. The summary that follows is not intended to be complete and is qualified in its entirety by the actual terms of the Stock Award and Incentive Plan, a copy of which is attached as Exhibit A. Capitalized terms used but not otherwise defined in the summary that follows shall have the respective meanings ascribed to them in the Stock Award and Incentive Plan.

A. PURPOSE OF THE STOCK AWARD AND INCENTIVE PLAN

     The purpose of the Stock Award and Incentive Plan is to strengthen Salant by providing an incentive to its directors, officers and employees thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise.

B. ELIGIBILITY

     Awards may be made by the Committee designated under the Stock Award and Incentive Plan (the "Committee") in its discretion, to directors (other than directors who are not employees of Salant), officers and employees of Salant and its subsidiaries. Directors of Salant who are not also employees of Salant or any of its subsidiaries are entitled to automatic option grants under the Stock Award and Incentive Plan as described below.

C. PLAN ADMINISTRATION AND SHARES SUBJECT TO THE STOCK AWARD AND
   INCENTIVE PLAN

     An aggregate of 1,111,111 shares of Common Stock (subject to adjustment as provided in the Stock Award and Incentive Plan), representing, on a fully diluted basis, 10% of the aggregate shares of Common Stock outstanding on May 11, 1999, will be reserved for Awards to be granted under the Stock Award and Incentive Plan. Upon the occurrence of a Change in Capitalization, the Stock Award and Incentive Plan permits the Committee to make appropriate adjustments to the type and maximum number of shares subject to the Stock Award and Incentive Plan or any Award, the purchase or exercise price to be paid or the amount to be received in connection with the realization of any Award, and the Performance Objectives applicable to any Award.

     1. Discretionary Awards. These Awards will be granted (subject to stockholder approval) by the Committee, which shall consist of at least two (2) directors of Salant and may consist of the entire Board of Salant; provided, however, that (A) if the Committee consists of less than the entire Board of Salant, each member of the Committee shall be a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act, and (B) to the extent necessary for any Award intended to qualify as performance-based compensation under Section 162(m) of the Tax Code to so qualify, each member of the Committee, whether or not it consists of the entire Board of Salant, shall be an "outside director" within the meaning of Section 162(m) of the Tax Code and the regulations promulgated thereunder. No individual who is eligible to receive a discretionary award may be granted Options or Awards with respect to more than a total of 555,555 shares during any one calendar year period under the Stock and Incentive Plan. In addition, the Committee may specify that the maximum dollar amount of cash or the Fair Market Value of shares of Common Stock that any individual may receive in any calendar year in respect of Performance Units denominated in dollars may not exceed $2,000,000. Shares subject to the Stock Award and Incentive Plan may either be authorized and unissued shares or previously issued shares acquired or to be acquired by the Company and held in its treasury. Subject to the terms of the Stock Award and Incentive Plan, the Committee has the right to grant Awards to eligible participants and to determine the terms and conditions of Agreements evidencing such Awards, including the vesting schedule, duration of the agreement and exercise prices of such Awards.

     2. Automatic Awards. Only stock options may be granted automatically under the Stock Award and Incentive Plan. The terms of these grants are set forth below.

D. AWARDS

     Stock Options. Stock options granted pursuant to the Stock Award and Incentive Plan may either be incentive stock options within the meaning of
Section 422 of the Tax Code ("ISOs"), or non-qualified stock options ("NQSOs") as determined by the Committee. The option exercise price may be paid, in the discretion of the Committee, in cash or by the delivery of shares then owned by the participant or, as determined by the Committee, pursuant to cashless exercise procedures through a registered broker-dealer.

     1. Discretionary Option Awards. The exercise price for each Share subject to an option will be determined by the Committee at the time of grant and set forth in an Agreement, provided that the exercise price may not be less than the Fair Market Value of the Share on the date the option is granted. No option will be exercisable later than ten years after the date on which it is granted, provided that the Committee may provide that an NQSO may, upon the death of a participant, be exercised for up to one year following the date of such participant's death, even if such period extends beyond ten years from the date such option is granted. ISOs may not be granted to any participant who owns stock possessing (after application of the attribution rules of Section 424(d) of the Tax Code) more than 10% of the total combined voting power of all outstanding classes of stock of Salant or its subsidiaries, unless the option price is at least 110% of the Fair Market Value at the date of grant and the option is not exercisable after five years from the date of grant.

     2. Automatic Option Awards. The Stock Award and Incentive Plan provides for automatic option grants ("Formula Options") to certain directors of Salant who are not also employees of Salant and its subsidiaries. Such directors will be granted initial Formula Options in respect of 3,500 Shares when becoming a director for the first time as well as annual Formula Options in respect of 500 Shares at each subsequent annual stockholders meeting provided that such individual is a director on such date. Each initial Formula Option shall become fully vested and exercisable on the date of grant. Each annual Formula Option shall become fully vested and exercisable on the first business day preceding the first annual stockholders' meeting following the date of grant, provided that the Optionee is a director on such day. Formula Options will be granted with per share exercise prices equal to the Fair Market Value on the date of grant. No option will be exercisable later than ten years after the date on which it is granted, provided that the Committee shall provide that an NQSO may, upon the death of a participant, be exercised for up to one year following the date of such participant's death, even if such period extends beyond ten years from the date such option is granted.

     Stock Appreciation Rights. Under the Stock Award and Incentive Plan, a stock appreciation right in respect of a share of Common Stock represents the right to receive payment in cash and/or Shares in an amount equal to the excess of the Fair Market Value of such share of Common Stock on the date the right is exercised over the Fair Market Value on the date preceding the date on which the right was granted (or in the case of a stock appreciation right granted in connection with an Option, the date on which the related Option was granted). The Committee may grant stock appreciation rights to the holders of any options under the Stock Award and Incentive Plan. Such rights may also be granted independently of options.

     Dividend Equivalent Rights. The right to receive all or some portion of the cash dividends which are or would be payable with respect to the Shares may be granted to Eligible Individuals in connection with an Option, Award or a separate award under the Stock Award and Incentive Plan. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

     Restricted Stock. The Committee will determine the terms and conditions applicable to Restricted Stock at the time of grant, including the price, if any, to be paid by the grantee for the Restricted Stock, the restrictions placed on the shares, and the time or times when the restrictions will lapse. In addition, at the time of grant, the Committee, in its discretion, may decide (i) whether any dividends will be held for the account of the grantee or deferred until the restrictions thereon lapse, (ii) whether any deferred dividends will be reinvested in additional Shares or held in cash and (iii) whether interest will be accrued on any dividends not reinvested in additional shares of Restricted Stock. Unless the Committee determines otherwise and as set forth in the Agreement, the Grantee of Restricted Stock shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to such Shares.

     Performance Units and Performance Shares. Performance Units and Performance Shares will be awarded as the Committee may determine, and the vesting of Performance Units and Performance Shares will be based upon Salant's attainment within an established period of specified performance objectives to be determined by the Committee. Upon granting Performance Units or Performance Shares, the Committee may provide, to the extent permitted under Section 162(m) of the Tax Code, the manner in which performance will be measured against the performance objectives, or may adjust the performance objectives to reflect the impact of specified corporate transactions, accounting or tax law changes, and other similar extraordinary and nonrecurring events. Performance Units may be denominated in dollars or in Shares, and payments in respect of Performance Units will be made in cash, Shares, shares of Restricted Stock or any combination of the foregoing, as determined by the Committee. The Agreement evidencing Performance Shares or Performance Units will set forth the terms and conditions thereof. Performance objectives may be expressed in terms of one or more of the following factors: earnings per share, Share price, pre-tax profits, net earnings, return on stockholders' equity or assets or any combination of the foregoing. Except as restricted by the terms of the Agreement, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares. Restrictions upon Performance Shares shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted. In addition, at the time of grant, the Committee, in its discretion, may decide (i) whether any dividends will be held for the account of the Grantee or deferred until the restrictions thereon lapse, (ii) whether any deferred dividends will be reinvested in additional Shares or held in cash and (iii) whether interest will be accrued on any dividends not reinvested in additional Shares.

E. CHANGE IN CONTROL

     In the event of a Change in Control, the vesting of options and stock appreciation rights will accelerate, and to the extent set forth in an Agreement, under certain circumstances, unexercised Options may be surrendered for cash. In addition, to the extent set forth in an Agreement evidencing the grant of a stock appreciation right unrelated to an option, a Grantee will be entitled to receive a payment in cash or stock. Unless otherwise determined by the Committee at the time of grant, the restrictions on Restricted Stock will lapse. With respect to Performance Units or Performance Shares, the Grantee shall become vested in all or a portion of the Performance Units or the Performance Shares as determined by the Committee at the time of the Award of such Performance Units or Performance Shares.

F. TRANSFERABILITY

     Options and stock appreciation rights will not be transferable except by will or the laws of descent or distribution. However, at the discretion of the Committee, any option, other than an ISO, may be transferred by a participant to certain family members or trusts for the benefit of such family members. Until all restrictions upon the Shares of Restricted Stock, Performance Units and Performance Shares have lapsed under the plan, such Shares will not be sold, transferred or otherwise disposed of.

G. CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

     The following is a summary of certain relevant federal income tax effects applicable to certain awards granted under the stock award and incentive plan.

     ISOs. In general, a recipient will not recognize income upon the grant or exercise of an ISO, and Salant will not be entitled to any business expense deduction with respect to the grant or exercise of an ISO. However, upon the exercise of an ISO, the excess of the fair market value on the date of exercise of the shares received over the exercise price of the option will be treated as an adjustment to alternative minimum taxable income. In order for the exercise of an ISO to qualify as an ISO, a recipient generally must be an employee of Salant or a subsidiary (within the meaning of Section 422 of the Tax Code) from the date the ISO is granted through the date three months before the date of exercise (one year preceding the date of exercise in the case of a recipient whose employment is terminated due to disability). The employment requirement does not apply where a recipient's employment is terminated due to his or her death.

     If a recipient has held the shares acquired upon exercise of an ISO for at least two years after the date of grant and for at least one year after the date of exercise, when the recipient disposes of the shares, the difference, if any, between the sales price of the shares and the exercise price of the option will be treated as long-term capital gain or loss. If a recipient disposes of the shares prior to satisfying these holding period requirements (a "Disqualifying Disposition"), the recipient will recognize ordinary income (treated as compensation) at the time of the Disqualifying Disposition, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of the gain realized, if any, will be short-term or long-term capital gain, depending upon whether the shares have been held for at least twelve months after the date of exercise. If the recipient sells the shares in a Disqualifying Disposition at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income (treated as compensation) will be limited to the amount realized on the sale over the exercise price of the option. In general, Salant will be allowed a business expense deduction to the extent a recipient recognizes ordinary income, subject to any deduction limitation under Section 162(m) of the Tax Code and Salant's compliance with applicable reporting requirements.

     NQSOs. In general, a recipient who receives a NQSO will not recognize income at the time of the grant of the option. Upon exercise of a NQSO, a recipient will recognize ordinary income (treated as compensation) in an amount equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the option. The basis in shares acquired upon exercise of a NQSO will equal the fair market value of such shares at the time of exercise, and the holding period of the shares (for capital gain purposes) will begin on the date of exercise. In general, if Salant complies with the applicable income reporting requirements and with Section 162(m), it will be entitled to a business expense deduction in the same amount and at the same time as the recipient recognizes ordinary income. In the event of a sale of the shares received upon the exercise of a NQSO, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss.

     The foregoing discussion assumes that at the time of exercise, the sale of the shares at a profit would not subject a recipient to liability under Section 16(b) of the Exchange Act. Special rules may apply with respect to persons who may be subject to Section 16(b) of the Exchange Act. Participants who are or may become subject to Section 16 of the Exchange Act should consult with their own tax advisors in this regard.

     Excise Taxes. Under certain circumstances, the accelerated vesting or exercise of options in connection with a change in control of Salant might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Sections 280G and 4999 of the Tax Code. To the extent it is so considered, a recipient may be subject to a 20% excise tax pursuant to Section 4999 of the Tax Code and Salant may be denied a tax deduction pursuant to
Section 280G of the Tax Code.

     Section 162(m) Limitation. Section 162(m) generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to each of the chief executive officer and the four other most highly compensated executive officers (other than the chief executive officer) who are employed by such corporation on the last day of such corporation's taxable year. However, Section 162(m) does allow a deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders. Salant has structured the Stock Award and Incentive Plan with the intention that compensation resulting from options, stock appreciation rights, Performance Shares and Performance Units may qualify as "performance-based compensation" and, if so qualified, would be deductible. The Company does not expect that the application of Section 162(m) will result in any material non-deductibility of compensation awarded pursuant to the Stock Award and Incentive Plan, provided that the plan is approved by stockholders.

H. AMENDMENT AND TERMINATION

     The Stock Award and Incentive Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Stock Award and Incentive Plan, and the Board may at any time and from time to time amend, modify or suspend the Stock Award and Incentive Plan; provided, however, that
(i) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted thereunder, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Stock Award and Incentive Plan, and (ii) to the extent necessary under any applicable law, regulation or exchange requirement, no amendment will be effective unless approved by the stockholders of the Company.

I. TREATMENT OF OLD OPTIONS

     Pursuant to the Plan of Reorganization, all options held by directors, officers and employees of Salant to purchase shares of the Company's Common Stock outstanding as of the commencement of the 1998 Case, which options were granted under plans adopted prior to or in effect on the Filing Date, were terminated and of no further force or effect as of the consummation of the Plan of Reorganization. In addition, any and all plans for the issuance of options prior to the Filing Date were terminated and of no further force or effect as of the consummation of the Plan of Reorganization.

     The following table sets forth information concerning options granted in fiscal year 1999 under the Stock Award and Incentive Plan. These grants are subject to stockholder approval of the Stock Award and Incentive Plan and are not necessarily indicative of awards that may be made in the future.

                               NEW PLAN BENEFITS

                                                              SHARES SUBJECT TO
                                                               OPTIONS GRANTED
                                                               UNDER THE STOCK
                                                                  AWARD AND
NAME                                                          INCENTIVE PLAN(#)
----                                                          -----------------
Michael J. Setola...........................................       277,777
Awadhesh K. Sinha...........................................       100,000
William O. Manzer...........................................        50,000
Howard Posner...............................................        50,000
Jerry J. Kwiatkowski........................................        50,000
All current executive officers as a group (includes 7
  persons including those named above)......................       587,777
All current directors (including nominees for director) who
  are not executive officers as a group (4 persons)*........        10,500
All employees (other than current executive officers and
  directors who are not executive officers) as a group who
  were granted options under the Stock Award and Incentive
  Plan (53 persons).........................................       310,000

* Mr. Embry waived his entitlement to formula options under the Stock Award and Incentive Plan.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 1999 STOCK AWARD AND INCENTIVE PLAN. PROXIES WILL BE VOTED FOR APPROVAL OF THE 1999 STOCK AWARD AND INCENTIVE PLAN UNLESS OTHERWISE SPECIFIED IN THE PROXY.

MISCELLANEOUS

     The last reported price of the Common Stock on April 5, 2000, as reported on the Bulletin Board for Over-the-Counter stocks was $2.00 per share.

                  PROPOSAL 3 -- RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

     Deloitte & Touche LLP currently serves as independent auditors for the Company. Deloitte & Touche LLP and its predecessors have served as independent auditors for Salant since 1951. Upon the recommendation of the Audit Committee, the Board of Directors has appointed Deloitte & Touche LLP to serve as Salant's independent auditors to audit its books and accounts for its 2000 fiscal year which ends on December 30, 2000 and its 2001 fiscal year which ends on December 29, 2001. Such appointment is conditioned upon ratification by the stockholders, and the matter will be presented at the Annual Meeting. If the stockholders do not ratify the appointment, the selection will be reconsidered by the Board of Directors. A representative of Deloitte & Touche LLP will be present at the Annual Meeting. The representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR SALANT FOR THE FISCAL YEARS ENDING DECEMBER 30, 2000 AND DECEMBER 29, 2001. PROXIES WILL BE VOTED FOR THE APPOINTMENT OF DELOITTE & TOUCHE LLP UNLESS OTHERWISE SPECIFIED IN THE PROXY.

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     Any proposal of a stockholder to be presented at the Annual Meeting of Stockholders in 2001 must be received by the Secretary of Salant at its principal offices, prior to 5:00 p.m., New York City time, on December 13, 2000, in order to be considered for inclusion in Salant's 2001 proxy materials. Any such proposal must be in writing and signed by the stockholder.

                                 OTHER MATTERS

     Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies in the accompanying form will be voted in accordance with the judgment of the persons named in the proxy.

                                          By Order of the Board of Directors,

                                          /s/ Louis Matielli
                                          Louis Mattielli
                                          Secretary

                                   EXHIBIT A

                               SALANT CORPORATION
                        1999 STOCK AWARD INCENTIVE PLAN

1. PURPOSE.

     The purpose of this Plan is to strengthen Salant Corporation, a Delaware corporation (the "Company"), by providing an incentive to its employees, officers and directors and thereby encouraging them to devote their abilities and industry to the success of the Company's business enterprise. It is intended that this purpose be achieved by extending to employees, officers and directors of the Company and its Subsidiaries an added long-term incentive for high levels of performance and unusual efforts through the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Dividend Equivalent Rights, Performance Awards and Restricted Stock (as each term is herein defined).

2. DEFINITIONS.

     For purposes of the Plan:

     2.1 "Adjusted Fair Market Value" means, in the event of a Change in Control, the greater of (i) the highest price per Share paid to holders of the Shares in any transaction (or series of transactions) constituting or resulting in a Change in Control or (ii) the highest Fair Market Value of a Share during the ninety (90) day period ending on the date of a Change in Control.

     2.2 "Affiliate" means any entity, directly or indirectly, controlled by, controlling or under common control with the Company or any corporation or other entity acquiring, directly or indirectly, all or substantially all the assets and business of the Company, whether by operation of law or otherwise.

     2.3 "Agreement" means the written agreement between the Company and an Optionee or Grantee evidencing the grant of an Option or Award and setting forth the terms and conditions thereof.

     2.4 "Award" means a grant of Restricted Stock, a Stock Appreciation Right, a Performance Award, a Dividend Equivalent Right or any or all of them.

     2.5 "Board" means the Board of Directors of the Company.

     2.6 "Cause" means, unless otherwise provided in an Agreement:

          (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Cause", the term "Cause" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect;

          (b) for purposes of Section 6.4, the commission of an act of fraud or intentional misrepresentation or an act of embezzlement, misappropriation or conversion of assets or opportunities of the Company or any of its Subsidiaries; and

          (c) in all other cases, (i) intentional failure to perform reasonably assigned duties, (ii) dishonesty or willful misconduct in the performance of duties, (iii) involvement in a transaction in connection with the performance of duties to the Company or any of its Subsidiaries which transaction is adverse to the interests of the Company or any of its Subsidiaries and which is engaged in for personal profit or (iv) willful violation of any law, rule or regulation in connection with the performance of duties (other than traffic violations or similar offenses).

     2.7 "Change in Capitalization" means any increase or reduction in the number of Shares, or any change (including, but not limited to, in the case of a spin-off, dividend or other distribution in respect of Shares, a change in value) in the Shares or exchange of Shares for a different number or kind of shares or other securities of the Company or another corporation, by reason of a reclassification, recapitalization, merger, consolidation, reorganization, spin-off, split-up, issuance of warrants or rights or debentures, stock dividend, stock split or reverse stock split, cash dividend, property dividend, combination or exchange of shares, repurchase of shares, change in corporate structure or otherwise.

     2.8 A "Change in Control" shall mean the occurrence during the term of the Plan of:

          (a) An acquisition (other than directly from the Company or pursuant to the Plan of Reorganization) of any voting securities of the Company (the "Voting Securities") by any "Person" (as such term is used for purposes of
     Section 13(d) or 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange
     Act) of fifty percent (50%) or more of the then outstanding Shares or the combined voting power of the Company's then outstanding Voting Securities; provided, however, in determining whether a Change in Control has occurred, Shares or Voting Securities which are acquired in a "Non-Control Acquisition" (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (i) Magten Asset Management Corp., in its capacity as the beneficial owner, or the investment manager on behalf of the beneficial owners, of the issued and outstanding Shares from and after the consummation of the Plan of Reorganization ("Magten"), (ii) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a "Subsidiary"), (iii) the Company or its Subsidiaries, (iv) a merger or other business combination between the Company and/or its Subsidiaries, on the one hand, and Perry Ellis International, Inc. and/or its subsidiaries on the other hand, or (v) any Person in connection with a "Non-Control Transaction" (as hereinafter defined);

          (b) The individuals who, as of the Effective Date are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least two-thirds of the members of the Board; provided, however, that if the election, or nomination for election by the Company's common stockholders, of any new director was approved by a vote of at least two-thirds of the Incumbent Board, such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened "Election Contest" (as described in Rule 14a-11 promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a "Proxy Contest") including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest; or

          (c) The consummation of:

             (i) A merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, unless such merger, consolidation or reorganization is a "Non-Control Transaction." A "Non-Control Transaction" shall mean a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued where:

                (A) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own directly or indirectly immediately following such merger, consolidation or reorganization, at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation or reorganization (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization,

                (B) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least a majority of the members of the board of directors of the Surviving Corporation, or a corporation beneficially directly or indirectly owning a majority of the Voting Securities of the Surviving Corporation, and

                (C) no Person other than (i) Magten, (ii) the Company, (iii) any Subsidiary, (iv) any employee benefit plan (or any trust forming a part thereof) that, immediately prior to such merger, consolidation or reorganization, was maintained by the Company or any Subsidiary, or (v) any Person who, immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of fifty percent (50%) or more of the then outstanding Voting Securities or Shares, has Beneficial Ownership of fifty percent (50%) or more of the combined voting power of the Surviving Corporation's then outstanding voting securities or its common stock, other than as a result of the consummation of the transactions contemplated under the Plan of Reorganization.

             (ii) A complete liquidation or dissolution of the Company; or

             (iii) The sale or other disposition of all or substantially all of the assets of the Company to any Person (other than a transfer to a Subsidiary).

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the then outstanding Shares or Voting Securities as a result of the acquisition of Shares or Voting Securities by the Company which, by reducing the number of Shares or Voting Securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Shares or Voting Securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional Shares or Voting Securities which increases the percentage of the then outstanding Shares or Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

     2.9 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

     2.10 "Committee" means a committee, as described in Section 3.1, appointed by the Board from time to time to administer the Plan and to perform the functions set forth herein.

     2.11 "Company" means Salant Corporation.

     2.12 "Consummation Date" means the date of consummation of the Plan of Reorganization.

     2.13 "Director" means a director of the Company.

     2.14 "Disability" means, unless otherwise provided in an Agreement:

          (a) in the case of an Optionee or Grantee whose employment with the Company or a Subsidiary is subject to the terms of an employment agreement between such Optionee or Grantee and the Company or Subsidiary, which employment agreement includes a definition of "Disability", the term "Disability" as used in this Plan or any Agreement shall have the meaning set forth in such employment agreement during the period that such employment agreement remains in effect; and

          (b) in all other cases, the term "Disability" as used in this Plan or any Agreement shall mean a physical or mental infirmity which impairs the Optionee's or Grantee's ability to perform substantially his or her duties for a period of one hundred eighty (180) consecutive days.

     2.15 "Division" means any of the operating units or divisions of the Company designated as a Division by the Committee.

     2.16 "Dividend Equivalent Right" means a right to receive all or some portion of the cash dividends that are or would be payable with respect to Shares.

     2.17 "Effective Date" has the meaning given such term in Section 21.3 hereof.

     2.18 "Eligible Director" means a director of the Company who is not an officer or employee of the Company or any Subsidiary.

     2.19 "Eligible Individual" means any director (other than an Eligible Director), officer or employee of the Company or a Subsidiary, designated by the Committee as eligible to receive Options or Awards subject to the conditions set forth herein.

     2.20 "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

     2.21 "Fair Market Value" on any date means the average of the high and low sales prices of the Shares on such date on the principal national securities exchange on which such Shares are listed or admitted to trading, or, if such Shares are not so listed or admitted to trading, the average of the per Share closing bid price and per Share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to Shares on such date, the Fair Market Value shall be the value established by the Board in good faith and, in the case of an Incentive Stock Option, in accordance with Section 422 of the Code.

     2.22 "Formula Option" means an Option granted pursuant to Section 6.

     2.23 "Grantee" means a person to whom an Award has been granted under the Plan.

     2.24 "Incentive Stock Option" means an Option satisfying the requirements of Section 422 of the Code and designated by the Committee in an Agreement as an Incentive Stock Option.

     2.25 "Nonemployee Director" means a Director who is a "nonemployee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

     2.26 "Nonqualified Stock Option" means an Option which is not an Incentive Stock Option.

     2.27 "Option" means a Nonqualified Stock Option, an Incentive Stock Option and/or a Formula Option.

     2.28 "Optionee" means a person to whom an Option has been granted under the Plan.

     2.29 "Outside Director" means a director of the Company who is an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     2.30 "Parent" means any corporation which is a parent corporation (within the meaning of Section 424(e) of the Code) with respect to the Company.

     2.31 "Performance Awards" means Performance Units, Performance Shares or either or both of them.

     2.32 "Performance Cycle" means the time period specified by the Committee at the time Performance Awards are granted during which the performance of the Company, a Subsidiary or a Division will be measured.

     2.33 "Performance Objectives" has the meaning set forth in Section 11.

     2.34 "Performance Shares" means Shares issued or transferred to an Eligible Individual under Section 11.

     2.35 "Performance Units" means Performance Units granted to an Eligible Individual under Section 11.

     2.36 "Plan" means the Salant Corporation 1998 Stock Award and Incentive Plan, as amended and restated from time to time.

     2.37 "Plan of Reorganization" means the First Amended Chapter 11 Plan of Reorganization for Salant Corporation, dated February 3, 1999.

     2.38 "Pooling Transaction" means an acquisition of the Company in a transaction which is intended to be treated as a "pooling of interests" under generally accepted accounting principles.

     2.39 "Restricted Stock" means Shares issued or transferred to an Eligible Individual pursuant to Section 10.

     2.40 "Shares" means the shares of New Common Stock, as defined in the Plan of Reorganization, par value $1.00 per share, of the Company.

     2.41 "Stock Appreciation Right" means a right to receive all or some portion of the increase in the value of the Shares as provided in Section 8 hereof.

     2.42 "Subsidiary" means any corporation which is a subsidiary corporation (within the meaning of Section 424(f) of the Code) with respect to the Company.

     2.43 "Successor Corporation" means a corporation, or a parent or subsidiary thereof within the meaning of Section 424(a) of the Code, which issues or assumes a stock option in a transaction to which Section 424(a) of the Code applies.

     2.44 "Ten-Percent Stockholder" means an Eligible Individual, who, at the time an Incentive Stock Option is to be granted to him or her, owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or of a Parent or a Subsidiary.

3. ADMINISTRATION.

     3.1 The Plan shall be administered by the Committee, which shall hold meetings at such times as may be necessary for the proper administration of the Plan. The Committee shall keep minutes of its meetings. A quorum shall consist of not fewer than two (2) members of the Committee and a majority of a quorum may authorize any action. Any decision or determination reduced to writing and signed by a majority of all of the members of the Committee shall be as fully effective as if made by a majority vote at a meeting duly called and held. The Committee shall consist of at least two (2) directors of the Company and may consist of the entire Board; provided, however, that (A) if the Committee consists of less than the entire Board, each member shall be a Nonemployee Director and (B) to the extent necessary for any Option or Award intended to qualify as performance-based compensation under Section 162(m) of the Code to so qualify, each member of the Committee, whether or not it consists of the entire Board, shall be an Outside Director. For purposes of the preceding sentence, if one or more members of the Committee is not a Nonemployee Director and an Outside Director but recuses himself or herself or abstains from voting with respect to a particular action taken by the Committee, then the Committee, with respect to that action, shall be deemed to consist only of the members of the Committee who have not recused themselves or abstained from voting.

     3.2 No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorizing or denying authorization to any transaction hereunder.

     3.3 Subject to the express terms and conditions set forth herein, the Committee shall have the power from time to time to:

          (a) determine those Eligible Individuals to whom Options shall be granted under the Plan and the number of such Options to be granted and to prescribe the terms and conditions (which need not be identical) of each such Option, including the exercise price per Share subject to each Option, and make any amendment or modification to any Option Agreement consistent with the terms of the Plan;

          (b) select those Eligible Individuals to whom Awards shall be granted under the Plan and to determine the number of Stock Appreciation Rights, Performance Awards, Shares of Restricted Stock and/or Dividend Equivalent Rights to be granted pursuant to each Award, the terms and conditions (which need not be identical) of such Award, including the restrictions or Performance Objectives relating to Shares, the maximum value of each Performance Share and make any amendment or modification to any Award Agreement consistent with the terms of the Plan;

          (c) to construe and interpret the Plan and the Options and Awards granted hereunder and to establish, amend and revoke rules and regulations for the administration of the Plan, including, but not limited to, correcting any defect or supplying any omission, or reconciling any inconsistency in the Plan or in any Agreement, in the manner and to the extent it shall deem necessary or advisable, including so that the Plan complies with Rule 16b-3 under the Exchange Act, the Code, and other applicable law, and otherwise to make the Plan fully effective. All decisions and determinations by the Committee in the exercise of this power shall be final, binding and conclusive upon the Company, its Subsidiaries, the Optionees and Grantees, and all other persons having any interest therein;

          (d) to determine the duration and purposes for leaves of absence which may be granted to an Optionee or Grantee on an individual basis without constituting a termination of employment or service for purposes of the Plan;

          (e) to exercise its discretion with respect to the powers and rights granted to it as set forth in the Plan; and

          (f) generally, to exercise such powers and to perform such acts as are deemed necessary or advisable to promote the best interests of the Company with respect to the Plan.

4. STOCK SUBJECT TO THE PLAN.

     4.1 The maximum number of Shares that may be made the subject of Options and Awards granted under the Plan is 1,111,111. No Eligible Individual may be granted Options and Awards in the aggregate in respect of more than 555,555 Shares in any one calendar year period. The maximum dollar amount of cash or the Fair Market Value of Shares that any Eligible Individual may receive in any calendar year during the term of the Plan in respect of Performance Units denominated in dollars may not exceed $2,000,000. Upon a Change in Capitalization, the maximum number of Shares referred to in the first two sentences of this Section 4.1 shall be adjusted in number and kind pursuant to
Section 13. The Company shall reserve for the purposes of the Plan, out of its authorized but unissued Shares or out of Shares held in the Company's treasury, or partly out of each, such number of Shares as shall be determined by the Board.

     4.2 Upon the granting of an Option or an Award, the number of Shares available under Section 4.1 for the granting of further Options and Awards shall be reduced as follows; provided, however, that if any Option is exercised by tendering Shares, either actually or by attestation, to the Company as full or partial payment of the exercise price, the maximum number of Shares available under Section 4.1 shall be increased by the number of Shares so tendered.

          (a) In connection with the granting of an Option or an Award (other than the granting of a Performance Unit denominated in dollars), the number of Shares shall be reduced by the number of Shares in respect of which the Option or Award is granted or denominated.

          (b) In connection with the granting of a Performance Unit denominated in dollars, the number of Shares shall be reduced by an amount equal to the quotient of (i) the dollar amount in which the Performance Unit is denominated, divided by (ii) the Fair Market Value of a Share on the date the Performance Unit is granted.

     4.3 Whenever any outstanding Option or Award or portion thereof expires, is canceled or is otherwise terminated for any reason without having been exercised or payment having been made in respect of the entire Option or Award, the Shares allocable to the expired, canceled or otherwise terminated portion of the Option or Award may again be the subject of Options or Awards granted hereunder.

5. OPTION GRANTS FOR ELIGIBLE INDIVIDUALS.

     5.1 Authority of Committee. Subject to the provisions of the Plan, the Committee shall have full and final authority to select those Eligible Individuals who will receive Options, and the terms and conditions of the grant to such Eligible Individuals shall be set forth in an Agreement.

     5.2 Purchase Price. The purchase price or the manner in which the purchase price is to be determined for Shares under each Option shall be determined by the Committee and set forth in the Agreement; provided, however, that the purchase price per Share under each Option shall not be less than 100% of the Fair Market Value of a Share on the date the Option is granted (110% in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder).

     5.3 Maximum Duration. Options granted hereunder shall be for such term as the Committee shall determine and set forth in the Agreement, provided that an Incentive Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted (five (5) years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) and a Nonqualified Stock Option shall not be exercisable after the expiration of ten (10) years from the date it is granted; provided, however, that the Committee may provide that an Option (other than an Incentive Stock Option) may, upon the death of the Optionee, be exercised for up to one (1) year following the date of the Optionee's death even if such period extends beyond ten (10) years from the date the Option is granted. The Committee may, subsequent to the granting of any Option, extend the term thereof, but in no event shall the term as so extended exceed the maximum term provided for in the preceding sentence.

     5.4 Vesting. Subject to Section 7.4, each Option shall become exercisable in such installments (which need not be equal) and at such times as may be designated by the Committee and set forth in the Agreement. To the extent not exercised, installments shall accumulate and be exercisable, in whole or in part, at any time after becoming exercisable, but not later than the date the Option expires. The Committee may accelerate the exercisability of any Option or portion thereof at any time.

     5.5 Limitations on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date of the grant) of Shares with respect to which Incentive Stock Options granted under the Plan and "incentive stock options" (within the meaning of Section 422 of the Code) granted under all other plans of the Company or its Subsidiaries (in either case determined without regard to this Section 5.6) are exercisable by an Optionee for the first time during any calendar year exceeds $100,000, such Incentive Stock Options shall be treated as Nonqualified Stock Options. In applying the limitation in the preceding sentence in the case of multiple grants of Options, Options which were intended to be Incentive Stock Options shall be treated as Nonqualified Stock Options according to the order in which they were granted such that the most recently granted Options are first treated as Nonqualified Stock Options.

6. OPTION GRANTS FOR NONEMPLOYEE DIRECTORS.

     6.1 Grant.

     (a) Each Eligible Director who is a Director on the Consummation Date shall be granted a Formula Option in respect of 3,500 Shares on the Consummation Date.

     (b) Each Eligible Director who becomes a Director for the first time after the Consummation Date shall, upon becoming a Director, be granted a Formula Option in respect of 3,500 Shares.

     (c) Each Eligible Director shall be granted a Formula Option in respect of 500 Shares on the first business day after the annual meeting of the stockholders of the Company (other than any annual meeting pursuant to which such Eligible Director receives a grant pursuant to paragraph (a) or (b) of this
Section 6.1) in each year that the Plan is in effect provided that the Eligible Director is a Director on such date.

     All Formula Options shall be evidenced by an Agreement containing such other terms and conditions not inconsistent with the provisions of this Plan as determined by the Board; provided, however, that such terms shall not vary the price, amount or timing of Formula Options provided under this Section 6, including provisions dealing with vesting, forfeiture and termination of such Formula Options.

     6.2 Purchase Price. The purchase price for Shares under each Formula Option shall be equal to 100% of the Fair Market Value of such Shares on the date the Formula Option is granted.

     6.3 Vesting. Subject to Sections 6.4 and 7.4:

          (a) Each Formula Option granted pursuant to paragraph (a) or (b) of
     Section 6.1 shall become fully vested and exercisable with respect to 100% of the Shares subject thereto on the date of grant.

          (b) Each Formula Option granted pursuant to paragraph (c) of Section
     6.1 shall become fully vested and exercisable with respect to 100% of the Shares subject thereto on the first business day preceding the first annual meeting of the stockholders of the Company following the date of grant of such Formula Option; provided, that the Optionee is serving as a Director on such day.

          If an Optionee ceases to serve as a Director for any reason, the Optionee shall have no rights with respect to any Formula Option (or portion thereof) which has not then vested pursuant to paragraph (a) or (b) of this Section 6.3 and the Optionee shall automatically forfeit any Formula Option which remains unvested.

     6.4 Duration. Subject to Section 7.4, each Formula Option (or portion thereof) shall terminate on the date which is the tenth anniversary of the date of grant (or if later, the first anniversary of the Director's death if such death occurs prior to such tenth anniversary), unless terminated earlier as follows:

     (a) If an Optionee's service as a Director terminates for any reason other than Disability, death or Cause, the Optionee may for a period of three (3) months after such termination exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable as of the date the Optionee's service as a Director terminated, after which time the Option shall automatically terminate in full.

     (b) If an Optionee's service as a Director terminates by reason of the Optionee's resignation or removal from the Board due to Disability, the Optionee may, for a period of one (1) year after such termination, exercise his or her Option to the extent, and only to the extent, that such Option or portion thereof was vested and exercisable, as of the date the Optionee's service as Director terminated, after which time the Option shall automatically terminate in full.

     (c) If an Optionee's service as a Director terminates for Cause, the Option granted to the Optionee hereunder shall immediately terminate in full and no rights thereunder may be exercised.

     (d) If an Optionee dies while a Director or within three (3) months after termination of service as a Director as described in clause (a) of this Section
6.4 or within twelve (12) months after termination of service as a Director as described in clause (b) of this Section 6.4, the Option granted to the Optionee may be exercised at any time within twelve (12) months after the Optionee's death by the person or persons to whom such rights under the Option shall pass by will, or by the laws of descent or distribution, after which time the Option shall terminate in full; provided, however, that an Option may be exercised to the extent, and only to the extent, that the Option or portion thereof was exercisable on the date of death or earlier termination of the Optionee's services as a Director.

          (e) The Formula Option (or portion thereof), to the extent not yet vested and exercisable as of the date the Director's service as a Director terminates for any reason shall terminate immediately upon such date.

7. TERMS AND CONDITIONS APPLICABLE TO ALL OPTIONS.

     7.1 Non-Transferability. No Option shall be transferable by the Optionee otherwise than by will or by the laws of descent and distribution or, in the case of an Option other than an Incentive Stock Option, pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and an Option shall be exercisable during the lifetime of such Optionee only by the Optionee or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may set forth in the Agreement evidencing an Option (other than an Incentive Stock Option) at the time of grant or thereafter, that the Option may be transferred to members of the Optionee's immediate family, to trusts solely for the benefit of such immediate family members and to partnerships in which such family members and/or trusts are the only partners, and for purposes of this Plan, a transferee of an Option shall be deemed to be the

Optionee. For this purpose, immediate family means the Optionee's spouse, parents, children, stepchildren and grandchildren and the spouses of such parents, children, stepchildren and grandchildren. The terms of an Option shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Optionee.

     7.2 Method of Exercise. The exercise of an Option shall be made only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares to be purchased and accompanied by payment therefor and otherwise in accordance with the Agreement pursuant to which the Option was granted; provided, however, that Options may not be exercised by an Optionee for twelve months following a hardship distribution to the Optionee, to the extent such exercise is prohibited under Treasury Regulation Section 1.401(k)-1(d)(2)(iv)(B)(4). The purchase price for any Shares purchased pursuant to the exercise of an Option shall be paid, as determined by the Committee in its discretion, in either of the following forms (or any combination thereof): (i) cash or (ii) the transfer, either actually or by attestation to the Company, of Shares that have been held by the Optionee for at least six (6) months (or such lesser period as may be permitted by the Committee), prior to the exercise of the Option, such transfer to be upon such terms and conditions as determined by the Committee. In addition, Options may be exercised through a registered broker-dealer pursuant to such cashless exercise procedures which are, from time to time, deemed acceptable by the Committee. Any Shares transferred to the Company as payment of the purchase price under an Option shall be valued at their Fair Market Value on the day preceding the date of exercise of such Option. The Optionee shall deliver the Agreement evidencing the Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Optionee. No fractional Shares (or cash in lieu thereof) shall be issued upon exercise of an Option and the number of Shares that may be purchased upon exercise shall be rounded to the nearest number of whole Shares.

     7.3 Rights of Optionees. No Optionee shall be deemed for any purpose to be the owner of any Shares subject to any Option unless and until (i) the Option shall have been exercised pursuant to the terms thereof, (ii) the Company shall have issued and delivered Shares to the Optionee, and (iii) the Optionee's name shall have been entered as a stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Shares, subject to such terms and conditions as may be set forth in the applicable Agreement.

     7.4 Effect of Change in Control. Upon the occurrence of a Change in Control, all Options outstanding on the date of such Change in Control shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of an Option, an Optionee will be permitted to surrender to the Company for cancellation within sixty (60) days after such Change in Control any Option or portion of an Option to the extent not yet exercised and the Optionee will be entitled to receive a cash payment in an amount equal to the excess, if any, of (x) (A) in the case of a Nonqualified Stock Option, the greater of (1) the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered or (2) the Adjusted Fair Market Value of the Shares subject to the Option or portion thereof surrendered or (B) in the case of an Incentive Stock Option, the Fair Market Value, on the date preceding the date of surrender, of the Shares subject to the Option or portion thereof surrendered, over (y) the aggregate purchase price for such Shares under the Option or portion thereof surrendered.

8. STOCK APPRECIATION RIGHTS.

     The Committee may in its discretion, either alone or in connection with the grant of an Option, grant Stock Appreciation Rights in accordance with the Plan, the terms and conditions of which shall be set forth in an Agreement. If granted in connection with an Option, a Stock Appreciation Right shall cover the same Shares covered by the Option (or such lesser number of Shares as the Committee may determine) and shall, except as provided in this Section 8, be subject to the same terms and conditions as the related Option.

     8.1 Time of Grant. A Stock Appreciation Right may be granted (i) at any time if unrelated to an Option, or (ii) if related to an Option, either at the time of grant, or at any time thereafter during the term of the Option.

     8.2 Stock Appreciation Right Related to an Option.

          (a) Exercise. A Stock Appreciation Right granted in connection with an Option shall be exercisable at such time or times and only to the extent that the related Options are exercisable, and will not be transferable except to the extent the related Option may be transferable. A Stock Appreciation Right granted in connection with an Incentive Stock Option shall be exercisable only if the Fair Market Value of a Share on the date of exercise exceeds the purchase price specified in the related Incentive Stock Option Agreement.

          (b) Amount Payable. Upon the exercise of a Stock Appreciation Right related to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the per Share purchase price under the related Option, by (B) the number of Shares as to which such Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

          (c) Treatment of Related Options and Stock Appreciation Rights Upon Exercise. Upon the exercise of a Stock Appreciation Right granted in connection with an Option, the Option shall be canceled to the extent of the number of Shares as to which the Stock Appreciation Right is exercised, and upon the exercise of an Option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of Shares as to which the Option is exercised or surrendered.

     8.3 Stock Appreciation Right Unrelated to an Option. The Committee may grant to Eligible Individuals Stock Appreciation Rights unrelated to Options. Stock Appreciation Rights unrelated to Options shall contain such terms and conditions as to exercisability (subject to Section 8.7), vesting and duration as the Committee shall determine, but in no event shall they have a term of greater than ten (10) years. Upon exercise of a Stock Appreciation Right unrelated to an Option, the Grantee shall be entitled to receive an amount determined by multiplying (A) the excess of the Fair Market Value of a Share on the date preceding the date of exercise of such Stock Appreciation Right over the Fair Market Value of a Share on the date the Stock Appreciation Right was granted, by (B) the number of Shares as to which the Stock Appreciation Right is being exercised. Notwithstanding the foregoing, the Committee may limit in any manner the amount payable with respect to any Stock Appreciation Right by including such a limit in the Agreement evidencing the Stock Appreciation Right at the time it is granted.

     8.4 Non-Transferability. No Stock Appreciation Right shall be transferable by the Grantee otherwise than by will or by the laws of descent and distribution or pursuant to a domestic relations order (within the meaning of Rule 16a-12 promulgated under the Exchange Act), and such Stock Appreciation Right shall be exercisable during the lifetime of such Grantee only by the Grantee or his or her guardian or legal representative. The terms of such Stock Appreciation Right shall be final, binding and conclusive upon the beneficiaries, executors, administrators, heirs and successors of the Grantee.

     8.5 Method of Exercise. Stock Appreciation Rights shall be exercised by a Grantee only by a written notice delivered in person or by mail to the Secretary of the Company at the Company's principal executive office, specifying the number of Shares with respect to which the Stock Appreciation Right is being exercised. If requested by the Committee, the Grantee shall deliver the Agreement evidencing the Stock Appreciation Right being exercised and the Agreement evidencing any related Option to the Secretary of the Company who shall endorse thereon a notation of such exercise and return such Agreement to the Grantee.

     8.6 Form of Payment. Payment of the amount determined under Sections 8.2(b) or 8.3 may be made in the discretion of the Committee solely in whole Shares in a number determined at their Fair Market Value on the date preceding the date of exercise of the Stock Appreciation Right, or solely in cash, or in a combination of cash and Shares. If the Committee decides to make full payment in Shares and the amount payable results in a fractional Share, payment for the fractional Share will be made in cash.

     8.7 Effect of Change in Control. Upon the occurrence of a Change in Control, all Stock Appreciation Rights shall become immediately and fully exercisable. In addition, to the extent set forth in an Agreement evidencing the grant of a Stock Appreciation Right unrelated to an Option, a Grantee will be entitled to receive a payment from the Company in cash or stock, in either case, with a value equal to the excess, if any, of (A) the greater of (x) the Fair Market Value, on the date preceding the date of exercise, of the underlying Shares subject to the Stock Appreciation Right or portion thereof exercised and
(y) the Adjusted Fair Market Value, on the date preceding the date of exercise, of the Shares over (B) the aggregate Fair Market Value, on the date the Stock Appreciation Right was granted, of the Shares subject to the Stock Appreciation Right or portion thereof exercised.

     9. Dividend Equivalent Rights.

     Dividend Equivalent Rights may be granted to Eligible Individuals in tandem with an Option or Award or as a separate award. The terms and conditions applicable to each Dividend Equivalent Right shall be specified in the Agreement under which the Dividend Equivalent Right is granted. Amounts payable in respect of Dividend Equivalent Rights may be payable currently or deferred until the lapsing of restrictions on such Dividend Equivalent Rights or until the vesting, exercise, payment, settlement or other lapse of restrictions on the Option or Award to which the Dividend Equivalent Rights relate. In the event that the amount payable in respect of Dividend Equivalent Rights are to be deferred, the Committee shall determine whether such amounts are to be held in cash or reinvested in Shares or deemed (notionally) to be reinvested in Shares. If amounts payable in respect of Dividend Equivalent Rights are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or multiple installments.

     10. Restricted Stock.

     10.1 Grant. The Committee may grant Awards to Eligible Individuals of Restricted Stock, which shall be evidenced by an Agreement between the Company and the Grantee. Each Agreement shall contain such restrictions, terms and conditions as the Committee may, in its discretion, determine and (without limiting the generality of the foregoing) such Agreements may require that an appropriate legend be placed on Share certificates. Awards of Restricted Stock shall be subject to the terms and provisions set forth below in this Section 10.

     10.2 Rights of Grantee. Shares of Restricted Stock granted pursuant to an Award hereunder shall be issued in the name of the Grantee as soon as reasonably practicable after the Award is granted provided that the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Shares. If a Grantee shall fail to execute the Agreement evidencing a Restricted Stock Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with a Restricted Stock Award shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Unless the Committee determines otherwise and as set forth in the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

     10.3 Non-transferability. Until all restrictions upon the Shares of Restricted Stock awarded to a Grantee shall have lapsed in the manner set forth in Section 10.4, such Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee.

     10.4 Lapse of Restrictions.

     (a) Generally. Restrictions upon Shares of Restricted Stock awarded hereunder shall lapse at such time or times and on such terms and conditions as the Committee may determine. The Agreement evidencing the Award shall set forth any such restrictions.

     (b) Effect of Change in Control. Unless the Committee shall determine otherwise at the time of the grant of an Award of Restricted Stock, the restrictions upon Shares of Restricted Stock shall lapse upon a Change in Control. The Agreement evidencing the Award shall set forth any such provisions.

     10.5 Treatment of Dividends. At the time an Award of Shares of Restricted Stock is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on such Shares by the Company shall be (i) deferred until the lapsing of the restrictions imposed upon such Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Shares of Restricted Stock) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Shares of Restricted Stock (whether held in cash or as additional Shares of Restricted Stock), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Shares of Restricted Stock shall be forfeited upon the forfeiture of such Shares.

     10.6 Delivery of Shares. Upon the lapse of the restrictions on Shares of Restricted Stock, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

11. PERFORMANCE AWARDS.

     11.1 Performance Units. The Committee, in its discretion, may grant Awards of Performance Units to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Performance Units may be denominated in Shares or a specified dollar amount and, contingent upon the attainment of specified Performance Objectives within the Performance Cycle, represent the right to receive payment as provided in Section 11.3(c) of (i) in the case of Share-denominated Performance Units, the Fair Market Value of a Share on the date the Performance Unit was granted, the date the Performance Unit became vested or any other date specified by the Committee,
(ii) in the case of dollar-denominated Performance Units, the specified dollar amount or (iii) a percentage (which may be more than 100%) of the amount described in clause (i) or (ii) depending on the level of Performance Objective attainment; provided, however, that, the Committee may at the time a Performance Unit is granted specify a maximum amount payable in respect of a vested Performance Unit. Each Agreement shall specify the number of Performance Units to which it relates, the Performance Objectives which must be satisfied in order for the Performance Units to vest and the Performance Cycle within which such Performance Objectives must be satisfied.

          (a) Vesting and Forfeiture. Subject to Sections 11.3(c) and 11.4, a Grantee shall become vested with respect to the Performance Units to the extent that the Performance Objectives set forth in the Agreement are satisfied for the Performance Cycle.

          (b) Payment of Awards. Subject to Section 11.3(c), payment to Grantees in respect of vested Performance Units shall be made as soon as practicable after the last day of the Performance Cycle to which such Award relates unless the Agreement evidencing the Award provides for the deferral of payment, in which event the terms and conditions of the deferral shall be set forth in the Agreement. Subject to Section 11.4, such payments may be made entirely in Shares valued at their Fair Market Value as of the day preceding the date of payment or such other date specified by the Committee, entirely in cash, or in such combination of Shares and cash as the Committee in its discretion shall determine at any time prior to such payment; provided, however, that if the Committee in its discretion determines to make such payment entirely or partially in Shares of Restricted Stock, the Committee must determine the extent to which such payment will be in Shares of Restricted Stock and the terms of such Restricted Stock at the time the Award is granted.

     11.2 Performance Shares. The Committee, in its discretion, may grant Awards of Performance Shares to Eligible Individuals, the terms and conditions of which shall be set forth in an Agreement between the Company and the Grantee. Each Agreement may require that an appropriate legend be placed on Share certificates. Awards of Performance Shares shall be subject to the following terms and provisions:

          (a) Rights of Grantee. The Committee shall provide at the time an Award of Performance Shares is made the time or times at which the actual Shares represented by such Award shall be issued in the name of the Grantee; provided, however, that no Performance Shares shall be issued until the Grantee has executed an Agreement evidencing the Award, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require as a condition to the issuance of such Performance Shares. If a Grantee shall fail to execute the Agreement evidencing an Award of Performance Shares, the appropriate blank stock powers and, in the discretion of the Committee, an escrow agreement and any other documents which the Committee may require within the time period prescribed by the Committee at the time the Award is granted, the Award shall be null and void. At the discretion of the Committee, Shares issued in connection with an Award of Performance Shares shall be deposited together with the stock powers with an escrow agent (which may be the Company) designated by the Committee. Except as restricted by the terms of the Agreement, upon delivery of the Shares to the escrow agent, the Grantee shall have, in the discretion of the Committee, all of the rights of a stockholder with respect to such Shares, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares.

          (b) Non-transferability. Until any restrictions upon the Performance Shares awarded to a Grantee shall have lapsed in the manner set forth in Sections 11.2(c) or 11.4, such Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated, nor shall they be delivered to the Grantee. The Committee may also impose such other restrictions and conditions on the Performance Shares, if any, as it deems appropriate.

          (c) Lapse of Restrictions. Subject to Sections 11.3(c) and 11.4, restrictions upon Performance Shares awarded hereunder shall lapse and such Performance Shares shall become vested at such time or times and on such terms, conditions and satisfaction of Performance Objectives as the Committee may, in its discretion, determine at the time an Award is granted.

          (d) Treatment of Dividends. At the time the Award of Performance Shares is granted, the Committee may, in its discretion, determine that the payment to the Grantee of dividends, or a specified portion thereof, declared or paid on Shares represented by such Award which have been issued by the Company to the Grantee shall be (i) deferred until the lapsing of the restrictions imposed upon such Performance Shares and (ii) held by the Company for the account of the Grantee until such time. In the event that dividends are to be deferred, the Committee shall determine whether such dividends are to be reinvested in shares of Stock (which shall be held as additional Performance Shares) or held in cash. If deferred dividends are to be held in cash, there may be credited at the end of each year (or portion thereof) interest on the amount of the account at the beginning of the year at a rate per annum as the Committee, in its discretion, may determine. Payment of deferred dividends in respect of Performance Shares (whether held in cash or in additional Performance Shares), together with interest accrued thereon, if any, shall be made upon the lapsing of restrictions imposed on the Performance Shares in respect of which the deferred dividends were paid, and any dividends deferred (together with any interest accrued thereon) in respect of any Performance Shares shall be forfeited upon the forfeiture of such Performance Shares.

          (e) Delivery of Shares. Upon the lapse of the restrictions on Performance Shares awarded hereunder, the Committee shall cause a stock certificate to be delivered to the Grantee with respect to such Shares, free of all restrictions hereunder.

     11.3 Performance Objectives

     (a) Establishment. Performance Objectives for Performance Awards may be expressed in terms of (i) earnings per Share, (ii) Share price, (iii) pre-tax profits, (iv) net earnings, (v) return on equity or assets, or (vi) any combination of the foregoing. Performance Objectives may be in respect of the performance of the Company, any of its Subsidiaries, any of its Divisions or any combination thereof. Performance Objectives may be absolute or relative (to prior performance of the Company or to the performance of one or more other entities or external indices) and may be expressed in terms of a progression within a specified range. The Performance Objectives with respect to a Performance Cycle shall be established in writing by the Committee by the earlier of (x) the date on which a quarter of the Performance Cycle has elapsed or (y) the date which is ninety (90) days after the commencement of the Performance Cycle, and in any event while the performance relating to the Performance Objectives remain substantially uncertain.

     (b) Effect of Certain Events. At the time of the granting of a Performance Award, or at any time thereafter, in either case to the extent permitted under
Section 162(m) of the Code and the regulations thereunder without adversely affecting the treatment of the Performance Award as Performance-Based Compensation, the Committee may provide for the manner in which performance will be measured against the Performance Objectives (or may adjust the Performance Objectives) to reflect the impact of specified corporate transactions, accounting or tax law changes and other extraordinary and nonrecurring events.

     (c) Determination of Performance. Prior to the vesting, payment, settlement or lapsing of any restrictions with respect to any Performance Award that is intended to constitute Performance-Based Compensation made to a Grantee who is subject to Section 162(m) of the Code, the Committee shall certify in writing that the applicable Performance Objectives have been satisfied.

     11.4 Effect of Change in Control. In the event of a Change in Control:

          (a) With respect to Performance Units, the Grantee shall (i) become vested in all or a portion of the Performance Units as determined by the Committee at the time of the Award of such Performance Units and as set forth in the Agreement and (ii) be entitled to receive in respect of all Performance Units which become vested as a result of a Change in Control a cash payment within ten (10) days after such Change in Control in an amount as determined by the Committee at the time of the Award of such Performance Unit and as set forth in the Agreement.

          (b) With respect to Performance Shares, all or a portion of any unissued Performance Shares shall be issued and restrictions shall lapse immediately on all or a portion of the Performance Shares in each case as determined by the Committee at the time of the Award of such Performance Shares and as set forth in the Agreement.

          (c) The Agreements evidencing Performance Shares and Performance Units shall provide for the treatment of such Awards (or portions thereof) which do not become vested as the result of a Change in Control, including, but not limited to, provisions for the adjustment of applicable Performance Objectives.

     11.5 Non-transferability. Until the vesting of Performance Units or the lapsing of any restrictions on Performance Shares, as the case may be, such Performance Units or Performance Shares shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated.

12. EFFECT OF A TERMINATION OF EMPLOYMENT.

     The Agreement evidencing the grant of each Option and each Award shall set forth the terms and conditions applicable to such Option or Award upon a termination or change in the status of the employment of the Optionee or Grantee by the Company, a Subsidiary or a Division (including a termination or change by reason of the sale of a Subsidiary or a Division), which shall be as the Committee may, in its discretion, determine at the time the Option or Award is granted or thereafter.

13. ADJUSTMENT UPON CHANGES IN CAPITALIZATION.

     (a) In the event of a Change in Capitalization, the Committee shall, in its sole discretion, determine the appropriate adjustments, if any, to (i) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted under the Plan, (ii) the maximum number and class of Shares or other stock or securities with respect to which Options or Awards may be granted to any Eligible Individual during any calendar year,
(iii) the number and class of Shares or other stock or securities which are subject to outstanding Options or Awards granted under the Plan and the purchase price therefor, if applicable, and (iv) the Performance Objectives.

     (b) Any such adjustment in the Shares or other stock or securities subject to outstanding Incentive Stock Options (including any adjustments in the purchase price) shall be made in such manner as not to constitute a modification as defined by Section 424(h)(3) of the Code and only to the extent otherwise permitted by Sections 422 and 424 of the Code.

     (c) If, by reason of a Change in Capitalization, a Grantee of an Award shall be entitled to, or an Optionee shall be entitled to exercise an Option with respect to, new, additional or different shares of stock or securities, such new, additional or different shares shall thereupon be subject to all of the conditions, restrictions and performance criteria which were applicable to the Shares subject to the Award or Option, as the case may be, prior to such Change in Capitalization.

14. EFFECT OF CERTAIN TRANSACTIONS.

     Subject to Sections 7.4, 8.7, 10.4(b) and 11.4 or as otherwise provided in an Agreement, in the event of (i) the liquidation or dissolution of the Company or (ii) a merger or consolidation of the Company (a "Transaction"), the Plan and the Options and Awards issued hereunder shall continue in effect in accordance with their respective terms, except that following a Transaction each Optionee and Grantee shall be entitled to receive in respect of each Share subject to any outstanding Options or Awards, as the case may be, upon exercise of any Option or payment or transfer in respect of any Award, the same number and kind of stock, securities, cash, property or other consideration that each holder of a Share was entitled to receive in the Transaction in respect of a Share; provided, however, that such stock, securities, cash, property, or other consideration shall remain subject to all of the conditions, restrictions and performance criteria which were applicable to the Options and Awards prior to such Transaction.

15. INTERPRETATION.

     Following the required registration of any equity security of the Company pursuant to Section 12 of the Exchange Act:

          (a) The Plan is intended to comply with Rule 16b-3 promulgated under the Exchange Act and the Committee shall interpret and administer the provisions of the Plan or any Agreement in a manner consistent therewith. Any provisions inconsistent with such Rule shall be inoperative and shall not affect the validity of the Plan.

          (b) Unless otherwise expressly stated in the relevant Agreement, each Option, Stock Appreciation Right and Performance Award granted under the Plan is intended to be performance-based compensation within the meaning of
     Section 162(m)(4)(C) of the Code. The Committee shall not be entitled to exercise any discretion otherwise authorized hereunder with respect to such Options or Awards if the ability to exercise such discretion or the exercise of such discretion itself would cause the compensation attributable to such Options or Awards to fail to qualify as performance-based compensation.

16. POOLING TRANSACTIONS.

     Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event of a Change in Control which is also intended to constitute a Pooling Transaction, the Committee shall take such actions, if any, as are specifically recommended by an independent accounting firm retained by the Company to the extent reasonably necessary in order to assure that the Pooling Transaction will qualify as such, including but not limited to (i) deferring the vesting, exercise, payment, settlement or lapsing of restrictions with respect to any Option or Award, (ii) providing that the payment or settlement in respect of any Option or Award be made in the form of cash, Shares or securities of a successor or acquirer of the Company, or a combination of the foregoing, and (iii) providing for the extension of the term of any Option or Award to the extent necessary to accommodate the foregoing, but not beyond the maximum term permitted for any Option or Award.

17. TERMINATION AND AMENDMENT OF THE PLAN OR MODIFICATION OF OPTIONS AND AWARDS.

     17.1 Plan Amendment or Termination. The Plan shall terminate on the day preceding the tenth anniversary of the date of its adoption by the Board and no Option or Award may be granted thereafter. The Board may sooner terminate the Plan and the Board may at any time and from time to time amend, modify or suspend the Plan; provided, however, that:

          (a) no such amendment, modification, suspension or termination shall impair or adversely alter any Options or Awards theretofore granted under the Plan, except with the consent of the Optionee or Grantee, nor shall any amendment, modification, suspension or termination deprive any Optionee or Grantee of any Shares which he or she may have acquired through or as a result of the Plan; and

          (b) to the extent necessary under any applicable law, regulation or exchange requirement, no amendment shall be effective unless approved by the stockholders of the Company in accordance with applicable law, regulation or exchange requirement.

     17.2 Modification of Options and Awards. No modification of an Option or Award shall adversely alter or impair any rights or obligations under the Option or Award without the consent of the Optionee or Grantee, as the case may be.

18. NON-EXCLUSIVITY OF THE PLAN.

     The adoption of the Plan by the Board shall not be construed as amending, modifying or rescinding any previously approved incentive arrangement or as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

19. LIMITATION OF LIABILITY.

     As illustrative of the limitations of liability of the Company, but not intended to be exhaustive thereof, nothing in the Plan shall be construed to:

          (i) give any person any right to be granted an Option or Award other than at the sole discretion of the Committee;

          (ii) give any person any rights whatsoever with respect to Shares except as specifically provided in the Plan;

          (iii) limit in any way the right of the Company or any Subsidiary to terminate the employment of any person at any time; or

          (iv) be evidence of any agreement or understanding, expressed or implied, that the Company will employ any person at any particular rate of compensation or for any particular period of time.

20. REGULATIONS AND OTHER APPROVALS; GOVERNING LAW.

     20.1 Except as to matters of federal law, the Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles thereof.

     20.2 The obligation of the Company to sell or deliver Shares with respect to Options and Awards granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee.

     20.3 The Board may make such changes as may be necessary or appropriate to comply with the rules and regulations of any government authority, or to obtain for Eligible Individuals granted Incentive Stock Options the tax benefits under the applicable provisions of the Code and regulations promulgated thereunder.

     20.4 Each Option and Award is subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Option or Award or the issuance of Shares, no Options or Awards shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions as acceptable to the Committee.

     20.5 Notwithstanding anything contained in the Plan or any Agreement to the contrary, in the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act and Rule 144 or other regulations thereunder. The Committee may require any individual receiving Shares pursuant to an Option or Award granted under the Plan, as a condition precedent to receipt of such Shares, to represent and warrant to the Company in writing that the Shares acquired by such individual are acquired without a view to any distribution thereof and will not be sold or transferred other than pursuant to an effective registration thereof under said Act or pursuant to an exemption applicable under the Securities Act or the rules and regulations promulgated thereunder. The certificates evidencing any of such Shares shall be appropriately amended to reflect their status as restricted securities as aforesaid.

21. MISCELLANEOUS.

     21.1 Multiple Agreements. The terms of each Option or Award may differ from other Options or Awards granted under the Plan at the same time, or at some other time. The Committee may also grant more than one Option or Award to a given Eligible Individual during the term of the Plan, either in addition to, or in substitution for, one or more Options or Awards previously granted to that Eligible Individual.

     21.2 Withholding of Taxes.

     (a) At such times as an Optionee or Grantee recognizes taxable income in connection with the receipt of Shares or cash hereunder (a "Taxable Event"), the Optionee or Grantee shall pay to the Company an amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld by the Company in connection with the Taxable Event (the "Withholding Taxes") prior to the issuance, or release from escrow, of such Shares or the payment of such cash. The Company shall have the right to deduct from any payment of cash to an Optionee or Grantee an amount equal to the Withholding Taxes in satisfaction of the obligation to pay Withholding Taxes. In satisfaction of the obligation to pay Withholding Taxes to the Company, the Optionee or Grantee may make a written election (the "Tax Election"), which may be accepted or rejected in the discretion of the Committee, to have withheld a portion of the Shares then issuable to him or her having an aggregate Fair Market Value equal to the Withholding Taxes.

     (b) If an Optionee makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Optionee pursuant to the exercise of an Incentive Stock Option within the two-year period commencing on the day after the date of the grant or within the one-year period commencing on the day after the date of transfer of such Share or Shares to the Optionee pursuant to such exercise, the Optionee shall, within ten (10) days of such disposition, notify the Company thereof, by delivery of written notice to the Company at its principal executive office.

     21.3. Effective Date. The Plan shall be effective on the date on which the plan of reorganization of the Company is consummated (the "Effective Date"); provided, however, that any Awards granted under the Plan shall be subject to the requisite approval of the stockholders of the Company.

--------------------------------------------------------------------------------
PROXY



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               SALANT CORPORATION

     The undersigned hereby appoints Awadhesh K. Sinha and Louis Mattielli proxies, each with power to act without the other and with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the other side, all the shares of stock of Salant
Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Corporation to be held May 9, 2000 or any postponement or adjournment thereof.

       (CONTINUED, AND TO BE MARKED, DATED AND SIGNED, ON THE OTHER SIDE)



--------------------------------------------------------------------------------

                            - FOLD AND DETACH HERE -



                               SALANT CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS

                            May 9, 2000, 10:00 a.m.
                  Salant Corporation Headquarters, 36th Floor
                          1114 Avenue of the Americas
                            New York, New York 10036

                         Please mark your votes as indicated in this example [X]

1. Election of Director.                              NOMINEE: Talton R. Embry

     FOR the nominee              WITHHOLD            (INSTRUCTION: To withhold
   listed to the right           AUTHORITY            authority to vote for the
    (except as marked     to vote for the nominee     nominee, print the name in
     to the contrary)       listed to the right       the space provided below.)

           [ ]                      [ ]               __________________________

2. Approval of the        3. Ratification of          4. In their discretion,
   Salant Corporation        Deloitte & Touche           the proxies are
   1999 Stock Award          LLP as independent          authorized to vote
   and Incentive Plan.       auditors of the             upon such other
                             Corporation.                business as may
   FOR  AGAINST  ABSTAIN                                 properly come before
   [ ]    [ ]      [ ]       FOR  AGAINST  ABSTAIN       the meeting.
                             [ ]    [ ]      [ ]

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: __________________________________________________________________, 2000

_______________________________________________________________________________
                                Signature/Title

_______________________________________________________________________________
                           Signature If Held Jointly

                  PLEASE SIGN, DATE AND RETURN THE PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                            - FOLD AND DETACH HERE -

                                Admission Ticket

                                 ANNUAL MEETING
                                       OF
                        SALANT CORPORATION STOCKHOLDERS

                              TUESDAY, MAY 9, 2000
                                   10:00 A.M.
                  SALANT CORPORATION HEADQUARTERS, 36TH FLOOR
                          1114 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10036

================================================================================

                                     AGENDA
                                     ------

-    Election of Director

-    Approval of the Salant Corporation 1999 Stock Award and Incentive Plan

-    Ratification of the appointment of independent auditors

-    Informal discussion among stockholders and management in attendance

================================================================================